                       THE STRONG
                                   GROWTH
                                            FUNDS

                        ANNUAL REPORT o DECEMBER 31, 1996

[PIE CHART]
[PHOTO OF FAMILY]
[BAR GRAPH]



                             THE STRONG VALUE FUND
                          THE STRONG OPPORTUNITY FUND
                             THE STRONG GROWTH FUND
                          THE STRONG COMMON STOCK FUND
                           THE STRONG SMALL CAP FUND
                           THE STRONG DISCOVERY FUND

                                  [STONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                       THE STRONG
                                   GROWTH
                                            FUNDS

                        ANNUAL REPORT o DECEMBER 31, 1996


                                Table of Contents


INVESTMENT REVIEWS
     The Strong Value Fund .............................................   2

     The Strong Opportunity Fund .......................................   4

     The Strong Growth Fund ............................................   6

     The Strong Common Stock Fund ......................................   8

     The Strong Small Cap Fund .........................................  10

     The Strong Discovery Fund .........................................  12


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Value Fund .........................................  14

         The Strong Opportunity Fund ...................................  15

         The Strong Growth Fund ........................................  17

         The Strong Common Stock Fund ..................................  19

         The Strong Small Cap Fund .....................................  22

         The Strong Discovery Fund .....................................  23

     Statements of Operations ..........................................  26

     Statements of Assets and Liabilities ..............................  27

     Statements of Changes in Net Assets ...............................  28

     Notes to Financial Statements .....................................  29


FINANCIAL HIGHLIGHTS ...................................................  33

REPORT OF INDEPENDENT ACCOUNTANTS ......................................  36

THE STRONG VALUE FUND

TO IDENTIFY VALUE, OUR RESEARCH TEAM USES THOROUGH, FUNDAMENTAL ANALYSIS TO IDENTIFY CATALYSTS THAT WE BELIEVE MAY SIGNAL A RESURGENCE IN THE STOCK'S PRICE OR EARNINGS.

As the Fund completes its first year, we would like to take this opportunity to welcome our new shareholders. In addition to providing you with a performance review for the Fund's inaugural year, we would also like to reiterate our strategy for pursuing the Fund's goal of capital growth.


ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                   81.3%
Convertible Securities    2.3%
Short-Term Investments   16.4%


As its name implies, the Fund uses a "value" approach to investing. That means it tends to emphasize companies whose value is not fully reflected in their stock price, or companies that are selling at a discount relative to their history or to other companies in the same industry.

To identify value, our research team uses thorough, fundamental analysis to identify catalysts - such as management changes, corporate restructurings, or underlying shifts in a particular industry - that we believe may signal a resurgence in the stock's price or earnings.

While the Fund may invest in companies of any size, it currently emphasizes medium- to large-size companies.

TOP FIVE INDUSTRIES
Based on net assets as of 12-31-96



  INDUSTRY                    % OF NET ASSETS
--------------------------------------------------------------------------------
  Food                             5.9%
--------------------------------------------------------------------------------
  Leisure Service                  4.9%
--------------------------------------------------------------------------------
  Telecommunication Service        4.8%
--------------------------------------------------------------------------------
  Media-Radio/TV                   4.2%
--------------------------------------------------------------------------------
  Oil-North American Exploration
  and Production                   3.9%
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


LARGE COMPANY GROWTH STOCKS LED THE WAY IN 1996
Overall, the stock market was up sharply in 1996. Added to the outstanding returns of 1995, this has been one of the strongest two-year periods of performance in history.

The market is taking its cue from the stability and growth of the U.S. economy, a direct result of the vigilant interest rate policies of the Federal Reserve. So far, the Federal Reserve has successfully used interest rate policy to react to hints of higher inflation, overly strong economic expansion and extreme valuations of the dollar. The market also has been aided by a benign political climate.

In 1996, the main beneficiaries of this slow-growth, low-inflation, "no surprises" environment were large growth companies. Primarily because they don't need a fast-growing economy to increase earnings, large growth companies became the focus of investors. Value stocks, while performing well overall, tended to lag the gains of their growth-oriented counterparts.


WE ERRED SLIGHTLY ON THE SIDE OF CAUTION
For 1996, the Fund's total return was 16.82%...an attractive gain, but behind the performance posted by our primary benchmark: the Russell 1000 Value Index*, which returned 21.64% for the same period.(1)

Overall, our diversification and defensive positioning produced our lagging results versus the benchmark. As is our discipline, we sold securities when they reached our price objectives; however, a seemingly endless cash flow into the market often drove prices still higher. Nevertheless, we managed more hits than misses this year.

Our major miss was the technology sector. In order to reduce volatility in the Fund, we typically underweight this sector because the companies tend to be small and their management untested. Plus, technology stocks are often richly priced relative to what they earn. Regardless, technology was one of the best performing sectors of the market.

Hits included our holdings in financial and energy sectors, media companies, and restructuring situations. Lower interest rates and a fundamental shift in the financial services sector produced extraordinary performance for financial stocks this year. Several of our holdings greatly benefited from this trend; in fact, we added to our weighting late in the year and we plan to add selectively to this group in 1997. While restructurings will continue as a theme, we expect fewer opportunities in this area in the future.



FIVE LARGEST STOCK HOLDINGS
As of 12-31-96


                                                                   % OF NET
  SECURITY                         INDUSTRY                         ASSETS
--------------------------------------------------------------------------------
  Union Pacific Resources          Oil-North American                 2.9%
  Group, Inc.                      Exploration & Production
--------------------------------------------------------------------------------
  Federated Department             Retail-Department                  2.5%
  Stores, Inc.                     Store
--------------------------------------------------------------------------------
  Comsat Corporation               Telecommunication Service          2.5%
--------------------------------------------------------------------------------
  General Mills, Inc.              Food                               2.0%
--------------------------------------------------------------------------------
  Ford Motor Company               Automobile                         2.0%
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Other moves included a consolidation of our gaming holdings, and additions to natural gas, chemical, and cable stocks. We reduced our weighting in retailers. We believe consumers will focus on saving in a slowing economy, leading to less attractive prospects for retailers as a whole.


OUTLOOK
We expect the next three to six months will be a volatile period, as investors react quickly to near-term earnings results. However, we would view such volatility as an opportunity to identify situations where the stock prices of high-quality companies have declined to an attractive level.

Longer term, several trends are evident in corporations and society as we move toward the year 2000. In particular, America is moving to service and away from production. This extends to export/import patterns as well, with the U.S. exporting service and knowledge, while importing steel, cars, and electronics. This evolution will likely produce more restructurings and reorganizations, leading to more rapid change.

Stock-picking ability and adherence to discipline will be critical to success in this environment. We believe that our patient, disciplined approach to investing should help mitigate market volatility in uncertain times, helping to produce consistent long-term results.

Thank you for your investment in the Strong Value Fund. We appreciate your confidence, and look forward to helping you pursue your long-term growth goals.

Sincerely,


/s/ Laura J. Sloate
Laura J. Sloate
Portfolio Manager





/s/ Jeffrey B. Cohen
Jeffrey B. Cohen
Portfolio Manager

[PHOTO OF LAURA J. SLOATE & JEFFREY B. COHEN]

--------------------------------------------------------------------------------
                                                              TOTAL RETURN
                                                              As of 12-31-96

                                                             1-YEAR    16.82%

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 12-29-95 to 12-31-96
[GRAPH]

                                             Lipper
         The Strong     S & P 500       Growth and Income
         Value Fund    Stock Index*       Funds Index*
12-95      10,000         10,000             10,000
3-96       10,869         10,536             10,574
6-96       11,073         11,009             10,845
9-96       11,187         11,349             11,195
12-96      11,681         12,296             12,068


This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth and Income Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The Russell 1000 Value Index is an unmanaged index that contains securities from the Russell 1000 Index with a less-than-average growth orientation. The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG OPPORTUNITY FUND

FOR THE YEAR, THE MARKET PROVED TO BE STRONGER THAN WE EXPECTED.

In pursuit of capital growth, the Strong Opportunity Fund invests at least 70% of its net assets in equity securities. It currently emphasizes medium-size companies that the Fund's Advisor believes are under-researched and attractively valued.

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                   90.6%
Short-Term Investments    9.4%


STOCKS CLIMBED, BUT NOT SMOOTHLY
For the year, the market proved to be stronger than we expected. The broad-based S&P 500 Index returned 22.96% for the year. There were plenty of peaks and valleys on the way to that number, though. Small- and mid-size stocks were powerful in the first several months of the year, then suffered around the middle of the year. They regained some of their footing, but ultimately large-capitalization stocks beat them for the year. Thus, the S&P MidCap 400 Stock Index's 19.20% gain trailed the broader S&P 500 Stock Index.*

TOP FIVE SECTORS
Based on net assets as of 12-31-96


  SECTOR                 % OF NET ASSETS
--------------------------------------------------------------------------------
  Technology                   22.9%
--------------------------------------------------------------------------------
  Consumer Cyclical            13.4%
--------------------------------------------------------------------------------
  Financial                    11.8%
--------------------------------------------------------------------------------
  Energy                       11.6%
--------------------------------------------------------------------------------
  Basic Material                8.5%
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Our return for the year was 18.14%. That's a robust figure, but it is a little below the return of our benchmark, the S&P MidCap 400. This slight difference is not entirely surprising. The market has been focused on earnings, with little regard to valuation, to which we pay close attention. Therefore, high-priced momentum-driven stocks continued to move up as long as they delivered a certain level of earnings.

We positioned the Fund somewhat defensively around the beginning of the second quarter. This kept the Fund from fully realizing the gains that many higher-priced growth stocks posted early in that quarter. It also protected the portfolio from the sharp declines that hit small- and medium-size stocks in the summer.

The market rallied strongly in the second half of the year, but as time progressed the focus increasingly fell on momentum stocks-stocks that, for various reasons, attract intense investor interest.


MANY FACTORS CONTRIBUTED TO HEALTHY RETURNS
The Fund benefited from more than our defensive stance at mid-year. Late in the summer we began to identify many solid opportunities, particularly in two sectors. After an early summer downturn, technology began to recover, and rising natural-resource prices helped to strengthen energy stocks.

We've also been able to take profits in some areas. For example, toward the end of the year we slowly reduced our sizable position in retail. We had purchased these stocks based on our perception that the market was unduly pessimistic about their prospects. Our more optimistic view seems to have won out-and as the stocks have gone up, we have selectively sold them off.


APPLYING OUR DISCIPLINE IN TODAY'S MARKET
Both market forces and our stock-selection criteria have made certain parts of our portfolio especially attractive going into 1997. Our media stocks, for example, appear to have bottomed out early in 1996's fourth quarter. They were a drag on returns for most of the year, but now seem set for improved performance.

FIVE LARGEST STOCK HOLDINGS
As of 12-31-96

                                                               % OF NET
  SECURITY                    INDUSTRY                          ASSETS
--------------------------------------------------------------------------------
  Comcast Corporation         Media-Radio/TV                     1.9%
  Class A
--------------------------------------------------------------------------------
  Cox Communications, Inc.    Media-Radio/TV                     1.6%
  Class A
--------------------------------------------------------------------------------
  Unilever NV                 Food                               1.5%
--------------------------------------------------------------------------------
  Seagate Technology, Inc.    Computer-                          1.5%
                              Peripheral Equipment
--------------------------------------------------------------------------------
  Barnett Banks, Inc.         Bank-Super Regional                1.5%
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Although we don't see quite as many opportunities now as we did at points in 1996, we are pleased with the prospects in some of the portfolio's main sectors. Technology is a good example. We have identified companies in some less traditional areas in this sector. We believe the performance of these companies is therefore not entirely tied to the larger industry's. Should another correction hit technology, these are the types of stocks that may be insulated from the damage.

As we seek out the best opportunities in the year ahead, we will place renewed emphasis on selecting high-quality companies for the portfolio-those companies with superior management teams and a competitive advantage within their industry. In a market full of lofty valuations, we feel it presents too much risk not to go with the best-quality companies.

Looking for high-quality management is consistent with our private-value approach to investing. We evaluate companies as if we were contemplating purchasing the entire firm, and determining the price we would be willing to pay (its private-market value). When a stock price does not reflect the strength of this private value-usually because not many analysts are paying attention to the stock-we will consider adding it to the portfolio.


OTHER POTENTIAL AREAS OF EMPHASIS
Over the next six months, we may add to our foreign holdings. One reason to venture abroad is that prices in the U.S. market are somewhat high. At the same time, we are finding more suitable companies overseas.

We will be working to lower the Fund's median market capitalization. This figure has moved up a little recently, partly because of appreciation of the stocks in the portfolio and partly because of the nature of the opportunities we have found. By heightening our focus on smaller and mid-size firms, we plan to bring the Fund's market cap down from its year-end level of $3.66 billion. We intend to keep the Fund in line with its historic character.

Thank you for your continued confidence,



/s/ Richard T. Weiss
Richard T. Weiss
Portfolio Manager


/s/ Marina T. Carlson
Marina T. Carlson
Portfolio Manager
[PHOTO OF RICHARD T. WEISS & MARINA T. CARLSON]

--------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL
                                                       TOTAL RETURNS
                                                       As of 12-31-96

                                                      1-YEAR         18.14%

                                                      5-YEAR         17.15%

                                                     10-YEAR         14.81%

                                                   SINCE INCEPTION   18.32%
                                                   (on 12-31-85)


GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 12-31-85 to 12-31-96
[GRAPH]
           The Strong       S & P 500    Lipper Growth
        Opportunity Fund   Stock Index*  Funds Index*
12-85        10,000          10,000         10,000
12-86        15,990          11,866         11,558
12-87        17,893          12,489         11,935
12-88        20,840          14,563         13,621
12-89        24,694          19,178         17,364
12-90        21,903          18,583         16,423
12-91        28,845          24,244         22,390
12-92        33,850          26,091         24,099
12-93        41,022          28,721         26,986
12-94        42,325          29,100         26,562
12-95        53,868          40,036         35,235
12-96        63,637          49,229         41,394

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the market for the stocks of mid-sized U.S. companies. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG GROWTH FUND

UPTURNS IN SOME PARTS OF THE MARKET COINCIDED WITH DOWNDRAFTS IN OTHERS, PRESENTING A CHALLENGE FOR EQUITY MANAGERS.

The Strong Growth Fund seeks capital growth. The Fund invests primarily in equity securities that the Fund's Advisor believes have above-average growth prospects.


AN IMPORTANT ANNIVERSARY
With the end of 1996, the Fund passes its third anniversary, a milestone that makes us eligible for rating by Morningstar. Also, three-year returns and Lipper rankings give investors a better indication of how the Fund has performed over the longer term.

There's reason to be pleased with these results. For 1996, the Fund posted a 19.52% gain. That's a healthy figure, even though it is behind the S&P 500's 22.96% gain for the year. For the three years since inception, the Fund delivered an average annual return of 25.49%.*

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                        93.1%
Convertible Securities         0.3%
Short-Term Investments         6.6%


NOT A STRAIGHT PATH UPWARD
It was far from a smooth market. Upturns in some parts of the market coincided with downdrafts in others, presenting a challenge for equity managers.

In the first part of the year, investor enthusiasm drove sharp increases in small-cap stock prices. Around the middle of the year, concern that the Federal Reserve would raise interest rates brought a tentative note to the market. When rates held firm, investors relaxed, sparking a second-half rally in bigger companies.

The year finished with the Dow showing 44 record highs and plenty of precipitous drops. Our portfolio similarly reflects this mix of optimism and caution. We believe that overall there is much positive in the economy domestically and abroad. Inflation appears subdued, government spending is at responsible levels, and new technologies are helping companies and individuals in all sectors be more efficient.

TOP FIVE SECTORS
Based on net assets as of 12-31-96


  SECTOR                  % OF NET ASSETS
--------------------------------------------------------------------------------
  Technology                   29.8%
--------------------------------------------------------------------------------
  Financial                    16.4%
--------------------------------------------------------------------------------
  Healthcare                   13.2%
--------------------------------------------------------------------------------
  Energy                       10.9%
--------------------------------------------------------------------------------
  Retail                        5.7%
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


STAYING SELECTIVE
Given the rich valuations in many areas of the market, though, it makes sense for us to tighten our already high quality standards for the companies we own. As usual, we're looking for companies with solid fundamentals-strong balance sheets, good cash flows, and consistent earnings growth. In the current environment, we generally won't tolerate companies that are showing any kind of a slowdown.

We have also been working to lower the portfolio's overall price/earnings ratio. This relationship between a company's share price and the earnings it reports is the simplest, clearest measure of whether we are paying the right price for the companies in the portfolio. Bringing this figure down reflects a reaffirmation of the Fund's core theme-buying high-quality growing companies at reasonable prices.

To enhance the portfolio's liquidity, we added more large companies to the lineup. That doesn't mean we're abandoning our practice of buying attractively priced growth in companies of all sizes. Mid-size companies are still at our core, and the Fund's median market capitalization is a solidly mid-cap $3.3 billion. We are also still buying the best of the small-cap stocks we see, though we are getting fussier on that front. By building our position in heavily traded larger stocks, though, we shore up the portfolio should investors' caution begin to play a heavier role in the market.


FIVE LARGEST HOLDINGS
Based on net assets as of 12-31-96

                                                            % OF NET
  SECURITY                    INDUSTRY                       ASSETS
--------------------------------------------------------------------------------
  Intel Corporation           Electronics-                    2.4%
                              Semiconductor/Component
--------------------------------------------------------------------------------
  Danka Business              Office Automation               2.3%
  Systems PLC
--------------------------------------------------------------------------------
  Cisco Systems, Inc.         Computer Software               2.1%
--------------------------------------------------------------------------------
  Starwood Lodging Trust      Brokerage & Investment          1.8%
                              Management
--------------------------------------------------------------------------------
  Cooper Cameron              Oil Well Equipment              1.8%
  Corporation                 & Service
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Areas that we continue to overweight at this time are health care (to help the portfolio benefit from an aging population spending more on medical care) and financial services, where demand is increasing and the stocks still have attractive valuations.

Another area we are paying attention to is semiconductors and semiconductor equipment. We lowered our exposure to these stocks around the end of the first quarter last year. We began building them back up about six months ago, after they took a drubbing. Now, these stocks appear to be making the turn as orders and pricing improve.


THIS YEAR'S OUTLOOK
The economy overall seems to be resilient, featuring slow but steady growth. Nonetheless, after the past two explosive years, many investors worry about a correction hitting the market, and wonder what steps are appropriate to take in anticipation. No one can time corrections, but there is no denying that the market has come a long way up.

In this environment it's good for the Fund (and individual investors as well) to stay well-diversified across sectors and across market capitalizations. A broader approach can help to cushion against a correction in a specific area of the market. In any event, the Fund will continue to concentrate on growing companies with the proper valuations. The prospect of a downturn, whether brief or extended, is of course unpleasant. It's worth remembering, though, that in the past corrections have served as buying opportunities for companies whose fundamentals are strong. We will always be looking to take advantage of those opportunities. Our goal in this Fund is to produce solid, consistent results for the long term.

Thank you for your confidence in the Strong Growth Fund. We appreciate your investing with us.

Sincerely,




/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

[PHOTO OF RONALD C. OGNAR]

--------------------------------------------------------------------------------
                                                            AVERAGE ANNUAL
                                                            TOTAL RETURNS
                                                            As of 12-31-96

                                                            1-YEAR      19.52%

                                                            2-YEAR      29.82%

                                                       SINCE INCEPTION  25.49%
                                                       (on 12-31-93)


GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 12-31-93 to 12-31-96
[GRAPH]

        The Strong      S & P 500   Lipper Growth
        Growth Fund   Stock Index*   Funds Index*
12-93     10,000         10,000         10,000
12-94     11,726         10,132          9,842
12-95     16,535         13,939         13,056
12-96     19,763         17,140         15,339

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG COMMON STOCK FUND

LATE IN THE SUMMER WE BEGAN TO IDENTIFY MANY SOLID OPPORTUNITIES, ESPECIALLY IN TWO SECTORS, TECHNOLOGY AND ENERGY.

The Strong Common Stock Fund seeks capital growth. The Fund invests at least 80% of its net assets in equity securities. It currently emphasizes small companies that the Fund's Advisor believes are under-researched and attractively valued.

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                        91.1%
Short-Term Investments         8.9%


WE SUCCEEDED IN A TRICKY MARKET
The market in 1996 was stronger than we anticipated. The broad-based S&P 500 Index drove upward by 22.96% for the year, though that pleasing number conceals quite a bit of market turbulence. Small-capitalization stocks posted outstanding returns through May. They then suffered through a mid-year correction, and finally regained some of their footing later in the year. The Russell 2000(R), an index of small-cap stock performance, reflects some of this struggle. It came in at 16.49%, still robust but much lower than the S&P.*

Our return for the year was 20.47%, nicely above that of the small-cap index. We had positioned the Fund somewhat defensively around the beginning of the second quarter. This had the net effect of protecting the portfolio from some of the sharp declines that hit small-company stocks in June and July. Although we were lagging the Russell index at mid-year, we ended up well ahead.


TOP FIVE SECTORS
Based on net assets as of 12-31-96


  SECTOR                  % OF NET ASSETS
--------------------------------------------------------------------------------
  Technology                   25.1%
--------------------------------------------------------------------------------
  Consumer Cyclical            12.7%
--------------------------------------------------------------------------------
  Financial                    10.4%
--------------------------------------------------------------------------------
  Energy                        9.7%
--------------------------------------------------------------------------------
  Healthcare                    9.1%
--------------------------------------------------------------------------------

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

MANY FACTORS CONTRIBUTED
More than our defensive stance at mid-year put us ahead of the index. Late in the summer we began to identify many solid opportunities, especially in two sectors, technology and energy. By the end of the third quarter, both sectors had begun to recover from their early summer downturn, with rising natural-resource prices especially aiding our oil-service and gas stocks.

We've also been able to take profits in some areas. For example, over the course of the year we slowly reduced our sizable position in retail. We held these stocks going into 1996, having purchased them on the belief that the market was unduly pessimistic about their prospects. Our more optimistic view seems to have won out-and as the stocks have gone up, we have selectively sold them off.

Through the year, the market's focus increasingly fell on momentum stocks-stocks that, for various reasons, attract intense investor interest. These stocks got even more attention as the year wore on, prompted by the heavy flow of mutual-fund investments into momentum-driven portfolios. Despite this overall trend, we have maintained our discipline of looking for well-managed companies selling at a discount to private value.


APPLYING OUR DISCIPLINE IN TODAY'S MARKET
Both market forces and our stock-selection criteria have made certain parts of our portfolio especially attractive going into 1997. Our media stocks, for example, appear to have bottomed out early in 1996's fourth quarter. They were a drag on returns for most of the year, but now seem set for improved performance.

As we seek out the best opportunities in the year ahead, we will place renewed emphasis on selecting high-quality companies for the portfolio-those companies with superior management teams and a competitive advantage within their industry. In a market full of lofty valuations, we feel it presents too much risk not to go with the best-quality companies.

FIVE LARGEST STOCK HOLDINGS
Based on net assets as of 12-31-96

                                                            % OF NET
  SECURITY                         INDUSTRY                  ASSETS
--------------------------------------------------------------------------------
  Cox Communications, Inc.         Media-Radio/TV             1.6%
  Class A
--------------------------------------------------------------------------------
  ENSERCH Corporation              Natural Gas Distribution   1.5%
--------------------------------------------------------------------------------
  Cypress                          Electronics-               1.5%
  Semiconductor, Inc.              Semiconductor/Component
--------------------------------------------------------------------------------
  Seagate Technology, Inc.         Computer-                  1.5%
                                   Peripheral Equipment
--------------------------------------------------------------------------------
  SGS-Thomson                      Electronics-               1.4%
  Microelectronics                 Semiconductor/Component
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

It's also consistent with our private-value approach to investing. We evaluate companies as if we were contemplating purchasing the entire firm, and determining the price we would be willing to pay, also known as its private-market value. When a stock price does not reflect the strength of this private value-usually because not many analysts are paying attention to the stock-we will consider adding it to the portfolio.

Although we don't see quite as many opportunities now as we did at points in 1996, we are pleased with the prospects in some of the portfolio's main sectors. Technology is a good example. The companies we've identified, by and large, are in out-of-the-way areas of that sector. Should technology face another downturn, these are the types of stocks that may be insulated from the damage.


OTHER POTENTIAL AREAS OF EMPHASIS
Over the next six months, we may add to our foreign holdings. One reason for venturing abroad is that the U.S. market overall is richly valued. At the same time, we are more confident in taking greater positions overseas.

In choosing our investments for the Fund, we will be working to lower its median market capitalization. Partly because of appreciation of the stocks in the portfolio, and partly because of the nature of the opportunities we have found, the size of the companies in the portfolio has gotten a bit bigger than we would prefer. By heightening our focus on smaller firms, we intend to reduce the Fund's market cap from its year-end level of $1.58 billion to better keep the Fund in line with its historic character.

Thank you for your continued confidence,




/s/ Richard T. Weiss
Richard T. Weiss
Portfolio Manager



/s/ Marina T. Carlson
Marina T. Carlson
Portfolio Manager

[PHOTO OF RICHARD T. WEISS AND MARINA T. CARLSON]


--------------------------------------------------------------------------------
                                                          AVERAGE ANNUAL
                                                          TOTAL RETURNS
                                                          As of 12-31-96

                                                           1-YEAR     20.47%

                                                           3-YEAR     16.65%

                                                           5-YEAR     19.14%

                                                      SINCE INCEPTION 21.05%
                                                      (on 12-29-89)

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 12-29-89 to 12-31-96
[GRAPH]

         The Strong
        Common Stock   S & P 500     Lipper Growth
           Fund       Stock Index*    Fund Index*
12-89     10,000        10,000          10,000
12-90     10,100         9,689           9,458
12-91     15,864        12,641          12,894
12-92     19,160        13,604          13,879
12-93     23,987        14,975          15,541
12-94     23,871        15,173          15,297
12-95     31,609        20,875          20,292
12-96     38,077        25,669          23,839

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG SMALL CAP FUND

WE BUILD OUR PORTFOLIO BASED ON OVERARCHING THEMES-WHICH HELP THE PORTFOLIO REFLECT WHERE THE WORLD IS HEADED...

Dear Shareholder: Mary Lisanti joined Strong Funds in August of 1996, and began managing the Strong Small Cap Fund at that time. The previous manager, Charles Paquelet, became portfolio co-manager of the Strong Discovery Fund.

The Strong Small Cap Fund seeks capital growth. The Fund invests primarily in stocks of companies that have small market capitalizations. While these stocks can be extremely volatile over short-term time periods, they have amply rewarded investors over time.

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                        92.4%
Short-Term Investments         7.6%


A FOCUS ON SMALL, FAST GROWING COMPANIES
In general, the Fund tends to invest in high-growth vehicles, rather than low-priced, "value"-type stocks. Growth companies typically offer the benefits of talented management, strong balance sheets, healthy sales and consistent earnings growth.

TOP FIVE SECTORS
Based on net assets as of 12-31-96


  SECTOR                  % OF NET ASSETS
--------------------------------------------------------------------------------
  Technology                   47.5%
--------------------------------------------------------------------------------
  Retail                       12.0%
--------------------------------------------------------------------------------
  Healthcare                   10.7%
--------------------------------------------------------------------------------
  Capital Equipment            10.2%
--------------------------------------------------------------------------------
  Energy                        4.6%
--------------------------------------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


THE FUND PERFORMED WELL IN ITS FIRST YEAR
Though the second half of the year proved to be a difficult environment for small cap stocks, the Strong Small Cap Fund outperformed its benchmark for 1996, returning 22.70%, versus 16.49% for the Russell 2000 Stock Index.*


SMALL COMPANY STOCKS GAINED IN A TURBULENT YEAR
Small company stocks experienced a capricious year in 1996. In the second quarter of 1996, they posted strong performance as their potent earnings growth and reasonable valuations relative to larger cap stocks attracted investor attention.

In fact, by June small cap stocks had performed so well that valuations appeared to be at the high end of tolerable ranges; as investors became nervous that the economy's apparent strength might generate a sustained rise in interest rates, small cap stocks suffered a correction that focused primarily on higher-growth issues. For the remainder of 1996, small growth stocks remained in this correction.


OUR DISCIPLINED INVESTMENT PROCESS DROVE OUR DECISION-MAKING
During the last four months of 1996, we increased the Fund's weighting in the technology and health care sectors. In choosing stocks, we concentrated on those that fit our highly-defined investment criteria:

o We build our portfolio based on broad secular trends impacting the economic, societal, and demographic landscape. These overarching themes - which help the portfolio reflect where the world is headed - include the aging of America, the move toward increased leisure time, and the technological revolution. Having identified these themes, we emphasize companies that we believe are best able to capitalize on them.

o Firms must pass our extensive database screening, which focuses on aspects such as a company's price-to-earnings ratio relative to its growth rate. This helps us identify a preliminary universe of companies with promising characteristics. It also helps us capitalize on the market's volatility, because we're able to add to or initiate positions in such companies during periods of price weakness.

o Prospective purchases must measure up from a fundamental research standpoint. This research includes on-site visits with senior management, and factors that help us gauge a company's ability to provide consistently strong earnings and revenue growth.

o We also employ a strict sell discipline to help manage risk.


OUR OUTLOOK FOR SMALL CAP STOCKS IS POSITIVE NEAR TERM...
Given the rally in larger company stocks that occurred in the fourth quarter of 1996, small cap stocks in general are priced slightly lower relative to their earnings than the S&P 500 overall.* Smaller companies should also see their earnings grow faster than large companies in 1997; thus, relative to their projected rate of earnings growth, smaller companies appear to offer a compelling alternative to larger-capitalization issues.

Barring a major negative macroeconomic event such as a recession, which we do not foresee, we believe small cap stocks' faster earnings growth and reasonable valuations give them the potential to provide investors with above-average returns in 1997.

 ...AND LONGER-TERM
As we approach the beginning of the next century, we are truly in the midst of a structural transformation with tremendous worldwide cultural, political, social and economic implications. We believe several of these structural changes play to the strengths of smaller companies.

o Technology as "the great leveler." Technology is eliminating the size advantage that many large companies have traditionally enjoyed relative to smaller companies. Today, with technological solutions, a small company can often go global as quickly and effectively as a large corporation.

o Rapid, global change. The global economic landscape of the future is one of rapid change. Mature economies, led by the United States, are moving from the Industrial Age to the Information Age - mimicking the dramatic shift which propelled us out of the Agricultural Age and into the Industrial Age at the end of the last century. With the rise of China, the collapse of the Soviet Union, and the passage of GATT and NAFTA, the world is no longer composed of three trading blocks that move in lockstep with each other. Rather, it is much more a "patchwork quilt" of opportunities.

  In a climate of rapid change, successful companies must be flexible, agile and innovative to capitalize on what seems to be an ever more quickly changing world. We believe these traits reside to a larger extent in smaller companies, because their entrepreneurial cultures typically enable them to react quickly and decisively.

As with any paradigm shift, new companies will emerge as economic and technological leaders. Our strategy seeks to recognize such trends and identify companies poised to benefit, and do so before the market fully uncovers these opportunities.

Thank you for your investment in the Strong Small Cap Fund. We look forward to serving your investment needs in the future.

Sincerely,




/s/ Mary Lisanti
Mary Lisanti
Portfolio Manager

[PHOTO OF MARY LISANTI]

--------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL
                                                        TOTAL RETURNS
                                                        As of 12-31-96

                                                     SINCE INCEPTION 22.70%
                                                     (on 12-29-95)

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 12-29-95 to 12-31-96
[GRAPH]

                                        Lipper Small
          The Strong       S & P 500   Company Growth
        Small Cap Fund   Stock Index*   Funds Index*
12-95      10,000           10,000         10,000
3-96       11,728           10,536         10,563
6-96       12,468           11,009         11,407
9-96       12,398           11,349         11,552
12-96      12,269           12,296         11,451


This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500"), and the Lipper Small Company Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Small Company Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P and the Russell index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

THE STRONG DISCOVERY FUND

THROUGH  FREQUENT   DISCUSSIONS  WITH  MANAGEMENT,   SUPPLIERS,   CUSTOMERS  AND
COMPETITORS, WE BELIEVE WE CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT AREN'T REFLECTED ON HISTORICAL FINANCIAL STATEMENTS.

The Strong Discovery Fund seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, mid-, and larger-cap stocks.

Our investment approach combines number-crunching research with on-site visits to the companies in which we invest. Through frequent discussions with management, suppliers, customers and competitors, we believe we can identify vital aspects of companies that aren't reflected on historical financial statements.

As our long-term track record indicates, over time we've been successful at adding value for shareholders, compared with the overall market and our specific peer group.

CUMULATIVE TOTAL RETURNS(1)
Since the Fund's inception on 12-31-87 through 12-31-96
[BAR GRAPH]

Strong Discovery Fund                             304.39%
S&P 500*                                          294.16%
Lipper Capital Appreciation Funds Index*          237.38%

A DIFFICULT FIRST HALF OF 1996 FOR THE FUND...
The Discovery Fund's charter gives us the flexibility to allocate assets away from stocks when we believe it is appropriate. Historically, when it appears the market has gotten ahead of itself, we've taken defensive positions to help protect capital. Early 1996 was one of those times.

The year began with investors having enjoyed one of the better markets on record. However, signs of economic weakness led us to anticipate a downturn in economic activity that would put corporate profits and the stock market at risk. Therefore, we decided to reduce the portfolio's commitment to stocks and invest the proceeds in U.S. Treasury bonds.

But as the first half of the year unfolded, a sharp rebound in economic growth fueled higher stock prices. Our decision to conservatively position the Fund prevented it from fully participating in the market's strong advances early in the year. In addition, interest rates rose as the economy recovered, which negatively impacted the Fund's bond holdings.

By March, we realized that our cautious stance was incorrect, and we began to reallocate the bond investments back into stocks. While the decision to return the portfolio to a normal position emphasizing stocks was sound, the timing was poor. In June and July, the market corrected sharply, impacting small- and mid-cap growth stocks most significantly. This sequence of events caused the Fund to under perform the stock market and its peer group during the first half of 1996.

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                             92.3%
Convertible Securities              0.5%
Short-Term Investments              7.2%

 ...A RETURN TO FORM IN LATTER PART OF THE YEAR
During the last five months of the year, the major stock indexes moved higher as corporate profits continued growing and inflation remained low, enabling the stock market to anticipate lower interest rates. However, the market's advance later in the year tended to be concentrated mainly in the stocks of large companies.

Despite the market's bias toward larger firms, the portfolio performed well from August through the end of the year, gaining 13.42% - topping our Lipper peer group's 12.59% return and enabling us to end the year in positive territory.(1)


FOCUSING ON WHAT WE DO BEST
To a large extent, the Fund's improved performance during the latter stages of the year was due to our focusing on what we do best. Our strength has always been identifying companies that are just starting to blossom, and it's typically been our adeptness at identifying good growers that has generated our greatest success over the years. To that end, we re-evaluated the portfolio from top to bottom to emphasize these strengths.

o Brick-by-brick recovery program. We avoided the temptation to make big bets in an effort to quickly catch up with the market. Rather, we chose to rely on our time-tested stock picking abilities to gradually close the gap.

o Face-to-face evaluation. We spent 2-3 days a week visiting companies, appraising management and generally "kicking the tires." Just since August, we have met with the management of over 150 companies.

o Diversify, but stay focused on small- and mid-size growth companies. Small companies are where we usually find the attributes we prize. To help ensure that we invest in these companies in a disciplined way, we generally divide the portfolio into three tiers: one third in companies with a market capitalization less than $1 billion, one third committed to companies between $1-3 billion, and the final third invested in larger firms. (By comparison, the average market cap of companies in the S&P 500 is over $20 billion.)

o Welcomed Charles "Chip" Paquelet. In August, Chip Paquelet was named portfolio co-manager of the Fund. Chip, whom I've worked with for more than eight years, managed the Strong Small Cap Fund from its inception on December 29, 1995 through August of 1996. His proven ability to identify attractive growth companies should be a great asset.

Having thoroughly reviewed the Fund's holdings, we believe it is well-positioned to pursue its long-term growth goal.


WE SEE MANY OPPORTUNITIES AHEAD
Currently, we like the environment for U.S. stocks. The economy appears strong enough to support attractive growth in corporate profits, but not so strong as to trigger inflation and higher interest rates. In addition, valuations should benefit as baby boomers ratchet up their savings for retirement.

Large-cap stock prices largely reflect this positive environment. But we believe the stocks of small and mid-size companies still have room for strong gains. In fact, we've not had a problem finding attractively priced stocks with exciting growth prospects.

For instance, we estimate the average annual growth rate of the companies in the portfolio at 24% - more than twice that of the companies in the S&P 500 Index. By concentrating on companies with superior growth potential, our goal over time is to return the Fund's performance to the strong relative and absolute level that existed prior to 1996. Your continued confidence is appreciated as we work to accomplish this.

Sincerely,


/s/ Richard S. Strong
Richard S. Strong
Portfolio Manager



/s/ Charles A. Paquelet
Charles A. Paquelet
Portfolio Manager

[PHOTO OF RICHARD S. STRONG AND CHARLES A. PAQUELET]


--------------------------------------------------------------------------------
                                                           AVERAGE ANNUAL
                                                           TOTAL RETURNS(1)
                                                           As of 12-31-96

                                                        1-YEAR            1.49%

                                                        3-YEAR            8.88%

                                                        5-YEAR            9.96%

                                                       SINCE INCEPTION   16.79%
                                                       (on 12-31-87)

GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 12-31-87 to 12-31-96
[GRAPH]
                                     Lipper Capital
         The Strong     S & P 500     Appreciation
       Discovery Fund  Stock Index*   Funds Index*
12-87      10,000        10,000          10,000
12-88      12,445        11,660          11,284
12-89      15,427        15,355          14,478
12-90      15,005        14,878          13,351
12-91      25,150        19,411          18,366
12-92      25,638        20,890          19,754
12-93      31,332        22,996          22,865
12-94      29,552        23,300          22,303
12-95      39,884        32,055          29,350
12-96      40,439        39,416          33,738

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

SCHEDULES OF INVESTMENTS IN SECURITIES                       December 31, 1996
--------------------------------------------------------------------------------
STRONG VALUE FUND
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 81.3%
AEROSPACE & DEFENSE 1.0%
Northrop Grumman Corporation                1,000      $   83
Thiokol Corporation                        10,000         447
                                                       ------
                                                          530
AIRLINE 1.2%
AMR Corporation (b)                         1,500         132
Delta Air Lines, Inc.                       7,800         553
                                                       ------
                                                          685
AUTOMOBILE 2.0%
Ford Motor Company                         34,800       1,109

BANK - MONEY CENTER 1.0%
Chase Manhattan Corporation                 6,000         535

BROKERAGE & INVESTMENT MANAGEMENT 2.1%
National Golf Properties, Inc.             15,000         475
Vornado Realty Trust                       12,900         677
                                                       ------
                                                        1,152
CHEMICAL 1.9%
IMC Global, Inc.                           22,200         868
Monsanto Company                            4,700         183
                                                       ------
                                                        1,051
CHEMICAL - SPECIALTY 0.9%
Engelhard Corporation                      27,400         524

COMMERCIAL SERVICE 2.4%
ACNielsen Corporation (b)                  35,966         544
Dun & Bradstreet Corporation               11,300         268
Manpower, Inc.                             15,900         517
                                                       ------
                                                        1,329
DIVERSIFIED OPERATIONS 2.4%
Allied Signal, Inc.                         3,200         215
Corning, Inc.                              10,100         467
E.I. du Pont de Nemours & Company           6,700         632
                                                       ------
                                                        1,314
ELECTRIC POWER 1.4%
Illinova Corporation                       13,400         369
Public Service Company of Colorado          2,500          97
Sierra Pacific Resources                   10,400         299
                                                       ------
                                                          765
ELECTRICAL EQUIPMENT 2.5%
AMP, Inc.                                   2,000          77
Amphenol Corporation (b)                    3,600          80
General Electric Company                    4,700         464
Honeywell, Inc.                            11,800         776
                                                       ------
                                                        1,397
ELECTRONIC INSTRUMENTATION 0.2%
Input/Output, Inc. (b)                      6,000         111

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.7%
General Motors Corporation Class H          7,100         399

ENGINEERING & CONSTRUCTION 2.0%
Fluor Corporation                          17,300       1,086

FINANCE - MISCELLANEOUS 1.0%
American Express Company                    9,500         537

FOOD 5.9%
CPC International, Inc.                     6,800         527
ConAgra, Inc.                               6,000         298
General Mills, Inc.                        17,900       1,134
IBP, Inc.                                  44,600       1,082
Quaker Oats Company                         6,000         229
                                                       ------
                                                        3,270

HEALTHCARE - DRUG/DIVERSIFIED 1.0%
Eli Lilly & Company                         7,700         562

HEALTHCARE - PATIENT CARE 1.3%
Vencor, Inc. (b)                           23,200         734

HOUSEHOLD APPLIANCES & FURNISHINGS 2.3%
Sunbeam Corporation                        29,400         757
Tupperware Corporation                     10,200         547
                                                       ------
                                                        1,304
INSURANCE - ACCIDENT & HEALTH 1.1%
Provident Companies, Inc.                  12,800         619

INSURANCE - DIVERSIFIED 0.7%
American General Corporation                9,100         372

INSURANCE - PROPERTY & CASUALTY 2.4%
Berkshire Hathaway, Inc. Class B (b)          534         594
TIG Holdings, Inc.                         21,400         725
                                                       ------
                                                        1,319
LEISURE PRODUCT 2.2%
Eastman Kodak Company                       8,900         714
Hasbro, Inc.                               13,300         517
                                                       ------
                                                        1,231
LEISURE SERVICE 4.9%
Circus Circus Enterprises, Inc. (b)         4,700         162
The Walt Disney Company                     4,600         320
Gaylord Entertainment Company              24,150         553
Hilton Hotels Corporation                  24,200         632
International Game Technology              56,900       1,038
                                                       ------
                                                        2,705
MEDIA - PUBLISHING 3.9%
Cognizant Corporation                      15,400         508
Readers Digest Association, Inc. Class A   20,800         837
Time Warner, Inc.                          21,800         818
                                                       ------
                                                        2,163
MEDIA - RADIO/TV 4.2%
Comcast Corporation Class A                46,900         835
Cox Communications, Inc. Class A (b)       26,500         613
HSN, Inc. (b)                              37,905         900
                                                       ------
                                                        2,348
NATURAL GAS DISTRIBUTION 1.9%
El Paso Natural Gas Company                 3,700         187
Enron Corporation                          13,700         591
PanEnergy Corporation                       6,300         283
                                                       ------
                                                        1,061
OFFICE AUTOMATION 1.1%
Xerox Corporation                          11,300         595

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 3.9%
Enron Oil & Gas Company                    21,900         553
Union Pacific Resources Group, Inc.        55,458       1,622
                                                       ------
                                                        2,175
OIL - NORTH AMERICAN INTEGRATED 1.0%
Unocal Corporation                         13,700         557

PAPER & FOREST PRODUCTS 1.7%
Kimberly-Clark Corporation                  4,500         428
Union Camp Corporation                     10,800         516
                                                       ------
                                                          944
PERSONAL & COMMERCIAL LENDING 1.8%
Associates First Capital Corporation       22,700       1,002

RAILROAD 0.6%
Union Pacific Corporation                   5,500         331

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG VALUE FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORE 2.5%
Federated Department Stores, Inc. (b)      41,300     $ 1,409

RETAIL - DRUG STORE 1.9%
Rite Aid Corporation                       26,400       1,049

RETAIL - MAJOR CHAIN 2.2%
Sears, Roebuck & Company                   11,900         549
Toys `R' Us, Inc. (b)                      21,600         648
                                                      -------
                                                        1,197
RETAIL - RESTAURANT 0.9%
McDonald's Corporation                     11,600         525

RETAIL - SPECIALTY 2.0%
Handleman Company (b)                      14,500         123
The Limited, Inc.                          29,800         548
OfficeMax, Inc. (b)                        41,500         441
                                                      -------
                                                        1,112
TELECOMMUNICATION EQUIPMENT 0.5%
Lucent Technologies, Inc.                   5,828         270

TELECOMMUNICATION SERVICE 4.8%
AT&T Corporation                           14,000         609
AirTouch Communications, Inc. (b)          15,000         379
Comsat Corporation                         55,300       1,362
WorldCom, Inc. (b)                         13,100         341
                                                      -------
                                                        2,691
TRUCKING 1.9%
CNF Transportation, Inc.                   47,800       1,064
                                                      -------
TOTAL COMMON STOCKS (COST $42,038)                     45,133

CONVERTIBLE PREFERRED STOCKS 2.3%
AirTouch Communications, Inc.
  6.00% Class B                            22,000         599
Kmart Financing I Trust 7.75%
  Convertible Preferred Securities         13,800         673
                                                      -------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $1,346)                                         1,272

PREFERRED STOCKS 0.0%
Fresenius National Medical Care, Inc.
  Class D (b) (COST $0)                     8,500           1

SHORT-TERM INVESTMENTS (a) 22.3%
COMMERCIAL PAPER 1.8%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.53%             $   968         968
Wisconsin Electric Power Company, 5.55%         9           9
                                                      -------
                                                          977
REPURCHASE AGREEMENT 20.5%
Cantor Fitzgerald & Company, Inc.
  (Collateralized by: $5,999 United
  States Treasury Notes, 6.875%, Due 8/31/99;
  $2,233 United States Treasury Notes, 6.125%,
  Due 3/31/98; and $3,167 United States Treasury
  Notes, 7.875%, Due 11/15/04) 6.30%,
  Due 1/02/97 (d)                          11,400      11,400
                                                      -------
TOTAL SHORT-TERM INVESTMENTS (COST $12,377)            12,377
                                                      -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $55,761) 105.9%                                58,783
Other Assets and Liabilities, Net ( 5.9%)              (3,288)
                                                      -------
NET ASSETS 100.0%                                     $55,495
                                                      =======

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 90.6%
AEROSPACE & DEFENSE 1.2%
Litton Industries, Inc. (b)               440,000     $20,955

AIRLINE 0.2%
Air New Zealand, Ltd. Class B           1,193,545       3,235

BANK - MONEY CENTER 2.4%
Bayerische Hypotheken-
  und Wechsel-Bank AG                     315,000       9,515
Deutsche Bank AG                          112,000       5,233
Hong Leong Finance, Ltd. (Fgn Reg)        368,000       1,278
Toronto - Dominion Bank Ontario           930,000      24,054
United Overseas Bank, Ltd.                176,000       1,963
                                                      -------
                                                       42,043
BANK - REGIONAL 2.2%
Mercantile Bancorporation, Inc.           407,500      20,935
Old Kent Financial Corporation            387,975      18,526
                                                      -------
                                                       39,461
BANK - SUPER REGIONAL 2.7%
Barnett Banks, Inc.                       630,000      25,909
First Union Corporation                   297,000      21,978
                                                      -------
                                                       47,887
BEVERAGE - SOFT DRINK 0.1%
Coca-Cola Amatil, Ltd.                    105,498       1,127

BROKERAGE & INVESTMENT MANAGEMENT 1.9%
Equity Residential Properties Trust       225,000       9,281
First Industrial Realty Trust, Inc.       265,000       8,049
New Germany Fund, Inc.                    145,000       1,939
Security Capital Industrial Trust         354,000       7,567
Spieker Properties, Inc.                  200,000       7,200
                                                      -------
                                                       34,036
CHEMICAL 1.2%
IMC Global, Inc.                          530,800      20,768

CHEMICAL - SPECIALTY 1.2%
Cabot Corporation                         858,900      21,580

CLOSED-END FUND 0.1%
The Central European Growth Fund PLC    1,134,000       1,204
Jardine Fleming Fund                    1,249,000         509
                                                      -------
                                                        1,713
COMMERCIAL SERVICE 1.1%
Reuters Holdings PLC ADR                  250,000      19,125

COMPUTER - PERIPHERAL EQUIPMENT 1.5%
Seagate Technology, Inc. (b)              658,000      25,991

COMPUTER SOFTWARE 3.7%
Cabletron Systems, Inc. (b)               600,000      19,950
Silicon Graphics, Inc. (b)                970,000      24,735
Sybase, Inc. (b)                        1,252,500      20,901
                                                      -------
                                                       65,586
COMPUTER SYSTEMS 0.7%
Policy Management Systems
  Corporation (b)                         285,000      13,146

CONGLOMERATE 0.3%
Guinness Peat Group PLC                 1,331,000         770
Hutchison Whampoa, Ltd. ADR                50,000       1,950
Lonrho PLC                                800,000       1,705
                                                      -------
                                                        4,425
DIVERSIFIED OPERATIONS 1.2%
Whitman Corporation                       959,100      21,939

ELECTRIC POWER 1.4%
NIPSCO Industries, Inc.                   608,400      24,108

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1996
--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION 2.1%
Arrow Electronics, Inc. (b)               435,000    $ 23,273
Marshall Industries (b)                   465,000      14,241
                                                     --------
                                                       37,514
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.5%
AVX Corporation                         1,047,400      22,519
Hubbell, Inc. Class B                     480,000      20,760
                                                     --------
                                                       43,279
ELECTRONICS - SEMICONDUCTOR/COMPONENT 6.9%
Analog Devices, Inc. (b)                  650,000      22,019
Dallas Semiconductor Corporation          550,500      12,661
Intel Corporation                         175,000      22,914
KLA Instruments Corporation (b)           635,000      22,543
Lattice Semiconductor Corporation (b)     480,000      22,080
Texas Instruments, Inc.                   325,000      20,719
                                                     --------
                                                      122,936
ENGINEERING & CONSTRUCTION 0.1%
Italian-Thai Development PCL (Fgn Reg)    123,000         787
Siam Cement PCL (Fgn Reg)                  24,000         752
Walker Corporation                      1,000,000         691
                                                     --------
                                                        2,230
FINANCE - MISCELLANEOUS 0.0%
Finance One PCL (Fgn Reg)                 291,000         590

FOOD 4.4%
CPC International, Inc.                   331,900      25,722
Lion Nathan, Ltd.                       1,090,000       2,608
Nestle SA Sponsored ADR                   437,000      23,325
Unilever NV                               153,000      26,813
                                                     --------
                                                       78,468
HEALTHCARE - DRUG/DIVERSIFIED 1.1%
Zeneca Group PLC                          705,000      19,885

HEALTHCARE - MEDICAL SUPPLY 2.7%
McKesson Corporation                      409,000      22,904
Sybron International Corporation (b)      730,000      24,090
                                                     --------
                                                       46,994
HEALTHCARE - PATIENT CARE 1.2%
Apria Healthcare Group, Inc. (b)        1,100,000      20,625

HOUSEHOLD APPLIANCES & FURNISHINGS 0.3%
Philips Electronics NV ADR                151,000       6,040

HOUSING RELATED 1.4%
Owens Corning                             577,700      24,624

INSURANCE - PROPERTY & CASUALTY 2.5%
ACE, Ltd.                                 368,500      22,156
American International Group, Inc.        200,000      21,650
                                                     --------
                                                       43,806
LEISURE PRODUCT 1.2%
Eastman Kodak Company                     255,000      20,464

LEISURE SERVICE 1.1%
Gaylord Entertainment Company             840,000      19,215

MEDIA - PUBLISHING 1.0%
The E.W. Scripps Company Ohio Class A     503,200      17,612

MEDIA - RADIO/TV 7.1%
Bell Cablemedia PLC ADR (b)             1,032,700      16,007
Comcast Corporation Class A             1,845,030      32,865
Cox Communications, Inc. Class A (b)    1,220,000      28,212
TCI Satellite Entertainment, Inc. (b)     155,500       1,536
Tele Communications, Inc. Class A (b) 1,650,000 21,553 Tele Communications, Inc. Liberty
  Media Group Series A (b)                880,000      25,135
                                                     --------
                                                      125,308
METALS & MINING 1.2%
Freeport-McMoRan Copper & Gold, Inc.
  Class A                                 736,200      20,706
Minsur SA                                 311,843       1,082
                                                     --------
                                                       21,788
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 8.1%
Apache Corporation                        492,100      17,408
Barrett Resources Corporation (b)         509,300      21,709
Burlington Resources, Inc.                402,000      20,251
Devon Energy Corporation                  723,100      25,128
Enron Oil & Gas Company                   825,000      20,831
Union Pacific Resources Group, Inc.       827,000      24,190
United Meridian Corporation (b)           282,000      14,593
                                                     --------
                                                      144,110
OIL WELL EQUIPMENT & SERVICE 3.5%
Baker Hughes, Inc.                        555,000      19,147
Camco International, Inc.                 500,000      23,062
Transocean Offshore, Inc.                 310,000      19,414
                                                     --------
                                                       61,623
PAPER & FOREST PRODUCTS 2.8%
Fletcher Challenge, Ltd.
  Forestry Division                     1,686,000       2,820
The Mead Corporation                      387,600      22,529
Willamette Industries, Inc.               352,000      24,508
                                                     --------
                                                       49,857
PRECIOUS METAL/GEM/STONE 2.0%
De Beers Consolidated Mines, Ltd. ADR     675,000      19,069
Newmont Mining Company                    352,800      15,788
                                                     --------
                                                       34,857
RAILROAD 0.9%
Canadian National Railway Company         401,800      15,268

REAL ESTATE 0.1%
Land & House PCL (Fgn Reg)                 82,900         604
Shortland Properties, Ltd.                724,500         501
                                                     --------
                                                        1,105
RETAIL - DEPARTMENT STORE 0.9%
May Department Stores Company             358,000      16,737

RETAIL - FOOD CHAIN 2.0%
Albertson's, Inc.                         449,900      16,028
The Kroger Company (b)                    430,000      19,995
                                                     --------
                                                       36,023
RETAIL - MAJOR CHAIN 1.2%
Sears Canada, Inc.                        594,800       4,426
Toys `R' Us, Inc. (b)                     582,000      17,460
                                                     --------
                                                       21,886
RETAIL - RESTAURANT 0.7%
Brinker International, Inc. (b)           825,000      13,200

RETAIL - SPECIALTY 1.7%
The Limited, Inc.                         850,000      15,619
OfficeMax, Inc. (b)                     1,278,100      13,580
                                                     --------
                                                       29,199
SHOE & APPAREL MANUFACTURING 1.3%
Warnaco Group, Inc. Class A               800,000      23,700

STEEL 0.1%
Companhia Vale do Rio Doce Sponsored ADR   80,000       1,551

TELECOMMUNICATION SERVICE 5.4%
AirTouch Communications, Inc. (b)         850,000      21,462
MCI Communications Corporation            470,000      15,363
Mobilemedia Corporation (b)               719,300         315
Paging Network, Inc. (b)                1,260,000      19,215

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
U.S. West, Inc. Media Group (b)         1,280,000  $   23,680
United States Cellular Corporation (b)    577,400      16,095
                                                   ----------
                                                       96,130
                                                   ----------
TOTAL COMMON STOCKS (COST $1,305,541)               1,603,749

SHORT-TERM INVESTMENTS (a) 9.5%
COMMERCIAL PAPER 9.5%
DISCOUNTED 9.5%
Cole Taylor Finance Company:
  Due 1/02/97                             $ 5,094       5,094
  Due 1/03/97                              25,000      24,996
  Due 1/07/97                              25,000      24,980
ENSERCH Corporation, Due 1/07/97            4,800       4,796
Financial Federal Corporation:
  Due 1/06/97                              14,300      14,291
  Due 1/15/97                               9,500       9,480
Hilton Hotels Corporation, Due 1/06/97     20,000      19,988
Mercury Finance Corporation, Due 2/11/97   17,000      16,894
U.S. West Capital Funding, Inc.:
 Due 1/07/97 (Acquired 12/03/96;
 Cost $29,837) (c)                         30,000      29,977
 Due 1/08/97 (Acquired 12/05/96;
 Cost $4,874) (c)                           4,900       4,895
 Due 1/09/97 (Acquired 12/13/96;
 Cost $3,983) (c)                           4,000       3,996
 Due 1/10/97 (Acquired 12/12/96;
 Cost $8,461) (c)                           8,500       8,489
                                                   ----------
                                                      167,876
INTEREST BEARING, DUE UPON DEMAND 0.0%
Wisconsin Electric Power Company, 5.55%         1           1
                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $167,877)                                     167,877
                                                   ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,473,418) 100.1%                          1,771,626
Other Assets and Liabilities, Net (0.1%)               (2,056)
                                                   ----------
NET ASSETS 100.0%                                  $1,769,570
                                                   ==========

WRITTEN OPTIONS ACTIVITY
------------------------

                                                                 PREMIUMS
                                                 NUMBER       (In Thousands)
--------------------------------------------------------------------------------
Options outstanding at beginning of period           --          $  --
Options written during the period                 3,085            604
Options expired                                  (2,485)          (343)
Options exercised                                  (600)          (261)
                                                 -------         ------
Options outstanding at end of period                 --          $  --
                                                 =======         ======

Exercised and expired options resulted in a capital gain (in thousands) of $343.


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
--------------------------------------------------------------------------------
United States .......................................  86.7%
United Kingdom ......................................   3.3
Canada ..............................................   2.5
Netherlands .........................................   1.8
Switzerland .........................................   1.3
Bermuda .............................................   1.2
South Africa ........................................   1.1
Germany .............................................   0.9
New Zealand .........................................   0.6
Singapore ...........................................   0.2
Australia ...........................................   0.1
Brazil ..............................................   0.1
Hong Kong ...........................................   0.1
Peru ................................................   0.1
Thailand ............................................   0.1
Other Assets and Liabilities, Net ...................  (0.1)
                                                      ------
Total                                                 100.0%
                                                      ======

--------------------------------------------------------------------------------
STRONG GROWTH FUND
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 93.1%
AIRLINE 0.6%
Midwest Express Holdings, Inc. (b)        200,000    $  7,200

BANK - MONEY CENTER 1.8%
Chase Manhattan Corporation               125,000      11,156
Citicorp                                  125,000      12,875
                                                      -------
                                                       24,031
BANK - REGIONAL 1.4%
First Bank System, Inc.                   175,000      11,944
Northern Trust Company                    175,000       6,344
                                                      -------
                                                       18,288
BANK - SUPER REGIONAL 2.0%
Mellon Bank Corporation                   190,000      13,490
Norwest Corporation                       300,000      13,050
                                                      -------
                                                       26,540
BEVERAGE - SOFT DRINK 0.6%
The Coca-Cola Company                     140,000       7,367

BROKERAGE & INVESTMENT MANAGEMENT 3.1%
Patriot American Hospitality, Inc.        200,000       8,625
The Charles Schwab Corporation            250,000       8,000
Starwood Lodging Trust                    425,000      23,428
                                                      -------
                                                       40,053
CHEMICAL 0.9%
Monsanto Company                          300,000      11,662

COMMERCIAL SERVICE 2.0%
Accustaff, Inc. (b)                       475,000      10,034
Corestaff, Inc. (b)                       400,000       9,475
Robert Half International, Inc. (b)       200,000       6,875
                                                      -------
                                                       26,384
COMPUTER - MAINFRAME 0.9%
International Business Machines
  Corporation                              75,000      11,325

COMPUTER - PERIPHERAL EQUIPMENT 1.2%
Microchip Technology, Inc. (b)            150,000       7,631
U.S. Robotics, Inc. (b)                   110,000       7,920
                                                      -------
                                                       15,551
COMPUTER - PERSONAL & WORKSTATION 0.7%
Dell Computer Corporation (b)             175,000       9,298

COMPUTER SERVICE 2.0%
National Techteam, Inc. (b)               300,000       6,000
Sykes Enterprises, Inc. (b)               540,900      20,284
                                                      -------
                                                       26,284
COMPUTER SOFTWARE 11.1%
BMC Software, Inc. (b)                    150,000       6,206
CBT Group PLC ADR (b)                     300,000      16,275
Cadence Design Systems, Inc. (b)          200,000       7,950
Cisco Systems, Inc. (b)                   425,000      27,040
McAfee Associates, Inc. (b)               325,000      14,300
Microsoft Corporation (b)                 200,000      16,525
Netscape Communications Corporation (b)   125,000       7,109
Parametric Technology Corporation (b)     175,000       8,991
PeopleSoft, Inc. (b)                      200,000       9,588
Puma Technology, Inc. (b)                 100,000       1,725
Select Software Tools, Ltd.
  Sponsored ADR (b)                        40,000         730
3Com Corporation (b)                      240,000      17,610
Visio Corporation (b)                     225,000      11,137
                                                      -------
                                                      145,186
CONSUMER - MISCELLANEOUS 0.8%
Service Corporation International         400,000      11,200

COSMETIC & PERSONAL CARE 0.7%
Avon Products, Inc.                       125,000       7,141
Carson, Inc. Class A (b)                  100,000       1,387
                                                      -------
                                                        8,528

                                                                           17

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1996
--------------------------------------------------------------------------------
STRONG GROWTH FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS 0.4%
Alco Standard Corporation                 100,000    $  5,162

ELECTRICAL EQUIPMENT 0.6%
General Electric Company                   75,000       7,416

ELECTRONIC INSTRUMENTATION 1.0%
ASM Lithography Holding NV (b)            139,900       6,969
Perkin Elmer Corporation                  100,000       5,887
                                                      -------
                                                       12,856
ELECTRONICS - SEMICONDUCTOR/COMPONENT 9.1%
Altera Corporation (b)                    125,000       9,086
Applied Materials, Inc. (b)               100,000       3,594
Intel Corporation                         240,000      31,425
KLA Instruments Corporation (b)           200,000       7,100
Maxim Integrated Products, Inc. (b)       200,000       8,650
National Semiconductor Corporation (b)    400,000       9,750
Sierra Semiconductor Corporation (b)      400,000       6,000
Sipex Corporation (b)                     400,000      12,900
Teradyne, Inc. (b)                        150,000       3,656
Uniphase Corporation (b)                  350,000      18,375
Vitesse Semiconductor Corporation (b)     200,000       9,100
                                                      -------
                                                      119,636
FINANCE - MISCELLANEOUS 2.9%
American Express Company                  200,000      11,300
First USA, Inc.                           225,000       7,791
SunAmerica, Inc.                          425,000      18,859
                                                      -------
                                                       37,950
FOOD 0.7%
Interstate Bakeries Corporation           183,000       8,990

HEALTHCARE - DRUG/DIVERSIFIED 5.3%
Abbott Laboratories                       225,000      11,419
Dura Pharmaceuticals, Inc. (b)            420,000      20,055
Eli Lilly & Company                       260,000      18,980
Pfizer, Inc.                              200,000      16,575
Warner-Lambert Company                     25,000       1,875
                                                      -------
                                                       68,904
HEALTHCARE - INSTRUMENTATION 0.9%
Medtronic, Inc.                           175,000      11,901

HEALTHCARE - MEDICAL SUPPLY 4.1%
Amerisource Distribution
  Corporation Class A (b)                 350,000      16,887
Cardinal Health, Inc.                     355,000      20,679
Parexel International Corporation (b)     269,400      13,908
Quest Medical, Inc. (b)                   275,000       2,131
                                                      -------
                                                       53,605
HEALTHCARE - PATIENT CARE 1.9%
Healthsouth Corporation (b)               350,000      13,519
Oxford Health Plans, Inc. (b)             200,000      11,712
                                                      -------
                                                       25,231
HEALTHCARE - PRODUCT 1.0%
Boston Scientific Corporation (b)         225,000      13,500

INSURANCE - DIVERSIFIED 1.1%
Travelers Corporation                     333,333      15,125

INSURANCE - LIFE 1.3%
Conseco, Inc.                             275,000      17,530

INSURANCE - MULTI-LINE 0.9%
MGIC Investment Corporation               150,000      11,400

INSURANCE - PROPERTY & CASUALTY 0.5%
The Progressive Corporation                88,000       5,929

LEISURE SERVICE 2.9%
Carnival Corporation Class A              200,000       6,600
Circus Circus Enterprises, Inc. (b)       250,000       8,594
HFS, Inc. (b)                              75,000       4,481
Regal Cinemas, Inc. (b)                   347,700      10,692
Wyndham Hotel Corporation (b)             325,000       8,003
                                                      -------
                                                       38,370
MACHINERY - TRANSPORTATION EQUIPMENT &
  PARTS 1.4%
Miller Industries, Inc. (b)               900,000      18,000

MEDIA - PUBLISHING 0.4%
Cognizant Corporation                     150,000       4,950

MEDIA - RADIO/TV 0.3%
Univision Communications, Inc. (b)         97,800       3,618

MORTGAGE & RELATED SERVICE 0.7%
Federal National Mortgage Association     250,000       9,312

OFFICE AUTOMATION 2.1%
Danka Business Systems PLC Sponsored ADR  780,000      27,593

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 2.0%
Apache Corporation                        250,000       8,844
Burlington Resources, Inc.                100,000       5,038
Gulf Canada Resources, Ltd. ADR (b)       700,000       5,162
Noble Affiliates, Inc.                    150,000       7,181
                                                      -------
                                                       26,225
OIL WELL EQUIPMENT & SERVICE 8.9%
BJ Services Company (b)                   175,000       8,925
Camco International, Inc.                 225,000      10,378
Cooper Cameron Corporation (b)            300,000      22,950
Diamond Offshore Drilling, Inc. (b)       200,000      11,400
ENSCO International, Inc. (b)             150,000       7,275
Global Marine, Inc. (b)                   350,000       7,219
Pride Petroleum Services, Inc. (b)        500,000      11,625
Production Operators Corporation           53,800       2,502
Schlumberger, Ltd.                        100,000       9,987
Seitel, Inc. (b)                          210,000       8,400
Smith International, Inc. (b)             350,000      15,706
                                                      -------
                                                      116,367
PAPER & FOREST PRODUCTS 0.6%
Kimberly-Clark Corporation                 85,000       8,096

RETAIL - DEPARTMENT STORE 0.8%
Kohl's Corporation (b)                    250,000       9,813

RETAIL - DISCOUNT & VARIETY 1.2%
Consolidated Stores Corporation (b)       212,500       6,827
Dollar Tree Stores, Inc. (b)              250,000       9,562
                                                      -------
                                                       16,389
RETAIL - RESTAURANT 1.4%
Boston Chicken, Inc. (b)                  200,000       7,175
PJ America, Inc. (b)                      256,500       4,617
Starbucks Corporation (b)                 225,000       6,441
                                                      -------
                                                       18,233
RETAIL - SPECIALTY 2.3%
Black Box Corporation (b)                 200,000       8,250
CUC International, Inc. (b)               350,000       8,312
Just For Feet, Inc. (b)                   275,000       7,219
Staples, Inc. (b)                         354,100       6,396
                                                      -------
                                                       30,177
SAVINGS & LOAN 0.7%
TCF Financial Corporation                 200,000       8,700

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG GROWTH FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
SHOE & APPAREL MANUFACTURING 1.2%
Jones Apparel Group, Inc. (b)             140,000  $    5,233
Nautica Enterprises, Inc. (b)             400,000      10,100
                                                   ----------
                                                       15,333
SOAP & CLEANING PREPARATION 1.1%
The Procter & Gamble Company               50,000       5,375
USA Detergents, Inc. (b)                  225,000       9,366
                                                   ----------
                                                       14,741
TELECOMMUNICATION EQUIPMENT 1.6%
Advanced Fibre Communications, Inc. (b)   100,000       5,563
Tellabs, Inc. (b)                         400,000      15,050
                                                   ----------
                                                       20,613
TELECOMMUNICATION SERVICE 0.1%
TESSCO Technologies, Inc. (b)              50,000       1,838

TELEPHONE 1.3%
Cincinnati Bell, Inc.                     270,900      16,694

TOBACCO 0.6%
Philip Morris Companies, Inc.              75,000       8,447
                                                   ----------
TOTAL COMMON STOCKS (COST $1,001,394)               1,217,541

CONVERTIBLE PREFERRED STOCKS 0.1%
Crystal Dynamics, Inc. Series D
  (Acquired 7/07/95; COST $1,000)(b)(c)   133,334       1,000

CONVERTIBLE BONDS 0.2%
Danka Business Systems PLC
  Subordinated Notes, 6.75%,
  Due 4/01/02 (COST $2,417)               $ 2,000       2,708

SHORT-TERM INVESTMENTS (a) 6.7%
COMMERCIAL PAPER 1.5%
DISCOUNTED 1.5%
Enron Corporation, Due 1/02/97              6,610       6,610
RJR Nabisco, Inc., Due 1/02/97             13,389      13,389
                                                   ----------
                                                       19,999
INTEREST BEARING, DUE UPON DEMAND 0.0%
Johnson Controls, Inc., 5.53%                 564         564

MONEY MARKET 5.2%
Strong Institutional Money Fund            68,000      68,000
                                                   ----------
TOTAL SHORT-TERM INVESTMENTS (COST $88,563)            88,563
                                                   ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,093,374) 100.1%                          1,309,812
Other Assets and Liabilities, Net (0.1%)               (1,655)
                                                   ----------
NET ASSETS 100.0%                                  $1,308,157
                                                   ==========


WRITTEN OPTIONS ACTIVITY
------------------------

                                                                 PREMIUMS
                                                 NUMBER       (In Thousands)
--------------------------------------------------------------------------------
Options outstanding at beginning of period          --          $  --
Options written during the period                1,200            249
Options closed                                  (1,200)          (249)
                                                -------         ------
Options outstanding at end of period                --          $  --
                                                =======         ======

Closed options resulted in a capital gain (in thousands) of $110.


TRANSACTIONS WITH AFFILIATED COMPANIES
--------------------------------------

                                    REALIZED        DIVIDEND
                                    GAIN/LOSS        INCOME      MARKET VALUE
AFFILIATE                        (In Thousands)  (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Norland Medical Systems, Inc.        $3,305            --          $  --
PJAmerica, Inc.                          --            --          4,617
Quest Medical, Inc.                    (349)           --          2,131
Sipex Corporation                     3,323            --         12,900
Strong Institutional Money Fund          --           125         68,000

                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
--------------------------------------------------------------------------------
United States ......................................   95.6%
United Kingdom .....................................    2.4
Ireland ............................................    1.2
Netherlands ........................................    0.5
Canada .............................................    0.4
Other Assets and Liabilities, Net ..................   (0.1)
                                                      ------
Total                                                 100.0%
                                                      ======


--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 91.1%
AIRLINE 0.2%
KLM Royal Dutch Airlines                   50,000     $ 1,394
Singapore Airlines, Ltd. (Fgn Reg)        100,000         908
                                                      -------
                                                        2,302
BANK - MONEY CENTER 0.4%
Deutsche Bank AG                           85,000       3,971
Hong Leong Finance, Ltd. (Fgn Reg)        250,000         868
                                                      -------
                                                        4,839
BANK - REGIONAL 2.5%
City National Corporation                 724,000      15,657
Old Kent Financial Corporation            325,000      15,519
                                                      -------
                                                       31,176
BANK - SUPER REGIONAL 1.3%
Bank of Boston Corporation                250,000      16,063

BEVERAGE - SOFT DRINK 0.1%
Coca-Cola Amatil, Ltd.                     65,400         699

BROKERAGE & INVESTMENT MANAGEMENT 1.6%
Apartment Investment & Management Company
  Class A                                 585,000      16,526
Midland Walwyn, Inc.                      393,000       3,398
                                                      -------
                                                       19,924
CHEMICAL 0.0%
Yizheng Chemical Fibre Company, Ltd.    1,370,000         333

CLOSED-END FUND 0.3%
Morgan Stanley Emerging
  Markets Fund, Inc.                      150,000       2,081
The R.O.C. Taiwan Fund (b)                147,800       1,515
                                                      -------
                                                        3,596
COMMERCIAL SERVICE 2.3%
ADT, Ltd. (b)                             570,000      13,039
Rollins Truck Leasing Corporation       1,216,200      15,354
                                                      -------
                                                       28,393
COMPUTER - PERIPHERAL EQUIPMENT 1.5%
Mustek Systems, Inc. (b)                  203,000         705
Seagate Technology, Inc. (b)              466,000      18,407
                                                      -------
                                                       19,112
COMPUTER - PERSONAL & WORKSTATION 2.4%
Apple Computer, Inc. (b)                  600,000      12,525
Data General Corporation (b)            1,175,000      17,038
                                                      -------
                                                       29,563

                                                                           19

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1996
--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE 3.7%
Autodesk, Inc.                            611,000     $17,108
Sybase, Inc. (b)                          830,000      13,850
Wang Labs, Inc. (b)                       715,000      14,479
                                                      -------
                                                       45,437
CONGLOMERATE 0.2%
Benpres Holdings Corporation
  Sponsored GDR (b)                       110,000         825
Hutchison Whampoa, Ltd. ADR                35,000       1,365
                                                      -------
                                                        2,190
DIVERSIFIED OPERATIONS 0.9%
Canadian Pacific, Ltd.                    167,800       4,447
Laidlaw, Inc. Class B (b)                 550,000       6,325
                                                      -------
                                                       10,772
ELECTRICAL EQUIPMENT 2.3%
Amphenol Corporation (b)                  630,000      14,017
Molex, Inc. Class A                       425,000      15,141
                                                      -------
                                                       29,158
ELECTRONIC INSTRUMENTATION 1.3%
ASM Lithography Holding NV (b)            293,000      14,635
ASM Lithography Holding NV (USD) (b)       37,000       1,843
                                                      -------
                                                       16,478
ELECTRONIC PARTS DISTRIBUTION 1.0%
Marshall Industries (b)                   405,000      12,403

ELECTRONICS - SEMICONDUCTOR/COMPONENT 5.4%
Cypress Semiconductor, Inc. (b)         1,325,000      18,716
Ibiden Company, Ltd.                      112,000       1,082
Intel Corporation                         120,000      15,712
Kemet Corporation (b)                     455,000      10,579
Littelfuse, Inc. (b)                       76,500       3,710
SGS-Thomson Microelectronics (b)          255,000      17,850
                                                      -------
                                                       67,649
ENGINEERING & CONSTRUCTION 0.1%
Italian-Thai Development PCL (Fgn Reg)     90,000         575
Siam Cement PCL (Fgn Reg)                  17,000         533
                                                      -------
                                                        1,108
FOOD 3.1%
Allied Domecq PLC                         127,000         994
Chiquita Brands International, Inc.       575,000       7,331
Dole Food Company, Inc.                   410,000      13,889
Lion Nathan, Ltd.                         767,000       1,835
Nabisco Holdings Corporation              360,000      13,995
                                                      -------
                                                       38,044
HEALTHCARE - BIOMEDICAL/GENETIC 1.3%
Centocor, Inc. (b)                        460,000      16,445

HEALTHCARE - DRUG/DIVERSIFIED 1.1%
Novartis AG Sponsored ADR (b)             235,000      13,454

HEALTHCARE - INSTRUMENTATION 1.3%
Beckman Instruments, Inc.                 435,000      16,693

HEALTHCARE - MEDICAL SUPPLY 1.4%
Sybron International Corporation (b)      515,000      16,995

HEALTHCARE - PATIENT CARE 2.6%
Living Centers of America, Inc. (b)       160,000       4,440
Tenet Healthcare Corporation              630,000      13,781
WellPoint Health Networks, Inc. (b)       420,000      14,438
                                                      -------
                                                       32,659
HEALTHCARE - PRODUCT 1.3%
Nellcor Puritan Bennett, Inc. (b)         750,000      16,406

HOUSEHOLD APPLIANCES & FURNISHINGS 2.8%
Libbey, Inc.                              525,000      14,634
Philips Electronics NV ADR                157,000       6,280
Premark International, Inc.               630,000      14,018
                                                      -------
                                                       34,932
HOUSING RELATED 1.2%
RPM, Inc.                                 860,000      14,620

INSURANCE - DIVERSIFIED 0.1%
Zurich Versicherungsgesellschaft            5,000       1,387

INSURANCE - MULTI-LINE 1.3%
Horace Mann Educators Corporation         400,000      16,150

INSURANCE - PROPERTY & CASUALTY 1.4%
ACE, Ltd.                                 280,000      16,835

LEISURE SERVICE 0.1%
AAPC, Ltd.                              2,900,000       1,751

MACHINERY - MISCELLANEOUS 0.1%
Briggs & Stratton Corporation              19,900         876

MEDIA - PUBLISHING 0.3%
Torstar Corporation Class B               149,500       3,600

MEDIA - RADIO/TV 7.0%
Bell Cablemedia PLC ADR (b)               780,000      12,090
Cox Communications, Inc. Class A (b)      845,000      19,541
International Family
  Entertainment, Inc. Class B (b)         550,000       8,525
LIN Television Corporation (b)            400,000      16,900
TCI Satellite Entertainment, Inc. (b)     109,500       1,081
Tele Communications, Inc. Class A (b) 1,200,000 15,675 Tele-Communications International,
  Inc. Class A (b)                      1,025,000      13,581
                                                      -------
                                                       87,393
METALS & MINING 0.1%
Minsur SA                                 184,159         639
Orogen Minerals, Ltd. GDR
  (Acquired 10/31/96; Cost $499)(b)(c)     31,500         733
                                                      -------
                                                        1,372
NATURAL GAS DISTRIBUTION 1.5%
ENSERCH Corporation                       825,000      18,975

OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 5.1%
Devon Energy Corporation                  495,600      17,222
Enron Oil & Gas Company                   600,000      15,150
Enserch Exploration, Inc. (b)             344,200       4,044
H S Resources, Inc. (b)                   490,000       8,085
Harken Energy Corporation (b)           1,800,000       5,400
Noble Affiliates, Inc.                    291,000      13,932
                                                      -------
                                                       63,833
OIL - NORTH AMERICAN INTEGRATED 1.3%
Unocal Corporation                        388,000      15,763

OIL WELL EQUIPMENT & SERVICE 3.3%
Offshore Logistics, Inc. (b)              825,000      15,984
Tidewater, Inc.                           280,000      12,670
Weatherford Enterra, Inc. (b)             425,000      12,750
                                                      -------
                                                       41,404
PAPER & FOREST PRODUCTS 1.2%
Consolidated Papers, Inc.                 309,000      15,180

PRECIOUS METAL/GEM/STONE 2.8%
Battle Mountain Gold Company            1,100,000       7,563
Bre-X Minerals, Ltd. (b)                   50,000         781
De Beers Consolidated Mines, Ltd. ADR     485,000      13,701
Newmont Mining Company                    275,000      12,306
                                                      -------
                                                       34,351
REAL ESTATE 0.6%
Castle & Cooke, Inc. (b)                  474,001       7,525
Land & House PCL (Fgn Reg)                 60,300         439
                                                      -------
                                                        7,964
RETAIL - DEPARTMENT STORE 1.2%
Federated Department Stores, Inc. (b)     435,000      14,844

RETAIL - FOOD CHAIN 1.1%
American Stores Company                   340,000      13,898

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG COMMON STOCK FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
RETAIL - MAJOR CHAIN 0.1%
Magazine Zum Globus Registered Shares       1,800  $      933

RETAIL - RESTAURANT 3.4%
IHOP Corporation (b)                      535,000      12,639
Outback Steakhouse, Inc. (b)              590,000      15,783
Sbarro, Inc.                              540,000      13,770
                                                   ----------
                                                       42,192
RETAIL - SPECIALTY 2.1%
Cambridge Shopping Centers, Ltd.          475,000       4,280
Musicland Stores Corporation (b)        1,446,600       2,170
Nordstrom, Inc.                           320,000      11,340
Software Spectrum, Inc. (b)               274,000       8,014
                                                   ----------
                                                       25,804
SAVINGS & LOAN 1.2%
H.F. Ahmanson & Company                   455,000      14,788

SHOE & APPAREL MANUFACTURING 1.2%
Unifi, Inc.                               480,000      15,420

SOAP & CLEANING PREPARATION 1.1%
Ecolab, Inc.                              370,000      13,921

STEEL 0.1%
Companhia Vale do Rio Doce Sponsored ADR   60,000       1,163

TELECOMMUNICATION EQUIPMENT 1.3%
Belden, Inc.                              445,000      16,465

TELECOMMUNICATION SERVICE 8.5%
Aerial Communications, Inc. (b)         1,350,000      10,969
AirTouch Communications, Inc. (b)         580,000      14,645
International CableTel, Inc. (b)          592,600      14,963
Nextel Communications, Inc. Class A(b)  1,030,000      13,454
Paging Network, Inc. (b)                  895,000      13,649
Telefonica del Peru SA Sponsored ADR
  Representing Class B Shares              54,000       1,019
Teleport Communications Group, Inc.
  Class A (b)                             233,800       7,131
U.S. West, Inc. Media Group (b)           890,000      16,465
United States Cellular Corporation (b)    470,000      13,101
                                                   ----------
                                                      105,396
                                                   ----------
TOTAL COMMON STOCKS (COST $936,915)                 1,133,101

CORPORATE BONDS 0.0%
Musicland Group, Inc. Senior
  Subordinated Notes, 9.00%,
  Due 6/15/03 (COST $686)                 $ 1,000         445

SHORT-TERM INVESTMENTS (a) 9.2%
COMMERCIAL PAPER 7.6%
DISCOUNTED 7.5%
CSX Corporation, Due 1/06/97                9,800       9,794
Cole Taylor Finance Company, Due 1/15/97   20,000      19,958
Enron Corporation, Due 1/02/97             13,000      13,000
Financial Federal Corporation,Due 1/06/97 11,700 11,693 Louisiana Land & Exploration Company,
  Due 1/06/97                               3,900       3,898
RJR Nabisco, Inc., Due 1/02/97             10,700      10,700
U.S. West Capital Funding, Inc.:
  Due 1/08/97 (Acquired 12/05/96;
  Cost $14,025)(c)                         14,100      14,087
  Due 1/09/97 (Acquired 12/13/96;
  Cost $9,459)(c)                           9,500       9,489
                                                   ----------
                                                       92,619
INTEREST BEARING, DUE UPON DEMAND 0.1%
American Family Financial
  Services, Inc., 5.51%                       174         174
Johnson Controls, Inc., 5.53%                 886         886
Sara Lee Corporation, 5.49%                   167         167
Wisconsin Electric Power Company, 5.55%        87          87
                                                   ----------
                                                        1,314

MONEY MARKET 1.6%
Strong Institutional Money Fund            20,000      20,000
                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
  (COST $113,933)                                     113,933
                                                   ----------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,051,534) 100.3%                          1,247,479
Other Assets and Liabilities, Net (0.3%)               (3,833)
                                                   ----------
NET ASSETS 100.0%                                  $1,243,646
                                                   ==========

                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
--------------------------------------------------------------------------------
United States ......................................   88.5%
Netherlands ........................................    1.9
Canada .............................................    1.8
Bermuda ............................................    1.4
France .............................................    1.4
Switzerland ........................................    1.3
South Africa .......................................    1.1
United Kingdom .....................................    1.1
Australia ..........................................    0.3
Germany ............................................    0.3
Taiwan .............................................    0.2
Brazil .............................................    0.1
Hong Kong ..........................................    0.1
Japan ..............................................    0.1
New Zealand ........................................    0.1
Peru ...............................................    0.1
Philippines ........................................    0.1
Singapore ..........................................    0.1
Thailand ...........................................    0.1
Other ..............................................    0.2
Other Assets and Liabilities, Net ..................   (0.3)
                                                      ------
Total                                                 100.0%
                                                      ======



WRITTEN OPTION ACTIVITY
-----------------------

                                                                 PREMIUMS
                                                 NUMBER       (In Thousands)
--------------------------------------------------------------------------------
Options outstanding at beginning of period         --            $ --
Options written during the period                  70               8
Options closed                                    (70)             (8)
                                                 -----           -----
Options outstanding at end of period               --            $ --
                                                 =====           =====
Closed options resulted in a capital loss (in thousands) of $3.



TRANSACTIONS WITH AFFILIATED COMPANIES
--------------------------------------

                                    REALIZED        DIVIDEND
                                    GAIN/LOSS        INCOME      MARKET VALUE
AFFILIATE                        (In Thousands)  (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Apartment Investment &
  Management Company
  Class A                           $  198           $1,081        $16,526
H S Resources, Inc.                 (1,530)              --          8,085
IHOP Corporation                       (15)              --         12,639
Software Spectrum, Inc.                 (2)              --          8,014
Strong Institutional Money Fund         --               37         20,000

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31, 1996
--------------------------------------------------------------------------------
STRONG SMALL CAP FUND
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 92.4%
AEROSPACE & DEFENSE 1.3%
SBS Technologies, Inc. (b)                 53,400     $ 1,976

COMMERCIAL SERVICE 7.5%
Abacus Direct Corporation (b)              28,000         525
CRA Managed Care, Inc. (b)                 19,400         873
Catalina Marketing Corporation (b)         23,500       1,295
Checkpoint Systems, Inc. (b)               57,200       1,416
Forrester Research, Inc. (b)               85,900       2,212
Investment Technology Group, Inc. (b)       2,600          50
Metromail Corporation (b)                  59,400       1,084
NCO Group, Inc. (b)                        70,200       1,185
Outdoor Systems, Inc. (b)                   9,200         259
Registry, Inc. (b)                         29,500       1,361
Universal Outdoor Holdings, Inc. (b)       65,600       1,542
                                                      -------
                                                       11,802
COMPUTER - PERIPHERAL EQUIPMENT 4.0%
Microchip Technology, Inc. (b)             51,800       2,635
Network Appliance, Inc. (b)                15,000         763
Security Dynamics Technologies, Inc. (b)   41,400       1,304
Splash Technology Holdings, Inc. (b)       74,000       1,591
                                                      -------
                                                        6,293
COMPUTER SERVICE 2.3%
Affiliated Computer Services, Inc.
  Class A (b)                              35,600       1,059
National Data Corporation (b)              13,200         574
Whittman-Hart, Inc. (b)                    76,600       1,963
                                                      -------
                                                        3,596
COMPUTER SOFTWARE 19.7%
Applix, Inc. (b)                           49,700       1,087
Aurum Software, Inc. (b)                   17,900         414
CBT Group PLC ADR (b)                      24,600       1,335
Citrix Systems, Inc. (b)                   24,700         965
Clarify, Inc. (b)                          53,600       2,573
Cognos, Inc. (b)                           19,700         554
Industri-Matematik International
  Corporation (b)                         165,300       2,170
JDA Software Group, Inc. (b)               71,900       2,049
Legato Systems, Inc. (b)                   33,300       1,086
McAfee Associates, Inc. (b)                28,250       1,243
Memco Software, Ltd. (b)                   66,900       1,179
Network General Corporation (b)            44,600       1,349
Patient Infosystems, Inc. (b)             181,500       1,679
Rational Software Corporation (b)          30,500       1,207
Remedy Corporation (b)                     17,200         924
Saville Systems PLC Sponsored ADR (b)      38,700       1,572
SeaChange International, Inc. (b)          48,900       1,247
Select Software Tools, Ltd.
  Sponsored ADR (b)                        69,900       1,276
Siebel Systems, Inc. (b)                   31,400         848
Dr. Solomon's Group PLC Sponsored ADR (b)   2,000          34
Symantec Corporation (b)                   63,100         915
Technology Modeling Associates, Inc. (b)   55,100         730
Versant Object Technology Corporation (b)  26,800         499
Visio Corporation (b)                      36,100       1,787
XcelleNet, Inc. (b)                        72,000       1,161
XLConnect Solutions, Inc. (b)              34,400         989
                                                      -------
                                                       30,872
COMPUTER SYSTEMS 0.2%
Viisage Technology, Inc. (b)               17,900         259

COSMETIC & PERSONAL CARE 0.9%
Rexall Sundown, Inc. (b)                   49,600       1,348

ELECTRICAL EQUIPMENT 1.5%
Level One Communications, Inc. (b)         64,200       2,295

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.6%
Cymer, Inc. (b)                            20,000         962

ELECTRONICS - SEMICONDUCTOR/COMPONENT 12.5%
DSP Communications, Inc. (b)               74,800       1,449
DuPont Photomasks, Inc. (b)                16,200         735
ESS Technology, Inc. (b)                   81,800       2,301
Lam Research Corporation (b)               21,200         596
Micrel, Inc. (b)                           23,800         753
Novellus Systems, Inc. (b)                 34,900       1,891
PRI Automation, Inc. (b)                   36,500       1,661
Peerless Systems Corporation (b)          128,100       2,178
Sawtek, Inc. (b)                           37,400       1,482
Sipex Corporation (b)                      37,900       1,222
Uniphase Corporation (b)                   11,800         620
VLSI Technology, Inc. (b)                 101,600       2,426
Veeco Instruments, Inc. (b)                78,300       1,723
Vitesse Semiconductor Corporation (b)      14,400         655
                                                      -------
                                                       19,692
FINANCE - MISCELLANEOUS 0.8%
PMT Services, Inc. (b)                     69,800       1,221

HEALTHCARE - BIOMEDICAL/GENETIC 4.8%
Agouron Pharmaceuticals, Inc. (b)          34,400       2,331
ArQule, Inc. (b)                            3,500          55
BioChem Pharma, Inc. (b)                   30,400       1,528
Genetics Institute, Inc. Depositary Shares
  Representing One Share (b)                7,300         619
Human Genome Sciences, Inc. (b)            14,200         579
Protein Design Labs, Inc. (b)              43,400       1,584
Vertex Pharmaceuticals, Inc. (b)           22,400         902
                                                      -------
                                                        7,598
HEALTHCARE - INSTRUMENTATION 0.5%
United States Surgical Corporation         19,600         772

HEALTHCARE - MEDICAL SUPPLY 2.7%
Amerisource Distribution Corporation
  Class A (b)                              34,000       1,640
Henry Schein, Inc. (b)                     29,600       1,017
Steris Corporation (b)                     37,000       1,609
                                                      -------
                                                        4,266
HEALTHCARE - PATIENT CARE 1.2%
National Surgery Centers, Inc. (b)         51,200       1,946

HEALTHCARE - PRODUCT 1.4%
Hemocleanse, Inc. (Acquired 5/14/96;
  Cost $465) (b) (c)                      155,000         465
Uroquest Medical Corporation (b)          258,700       1,746
                                                      -------
                                                        2,211
LEISURE SERVICE 1.2%
Steiner Leisure, Ltd. (b)                  95,700       1,926

MEDIA - RADIO/TV 0.8%
Univision Communications, Inc. (b)         35,100       1,299

MORTGAGE & RELATED SERVICE 0.8%
Triad Guaranty, Inc. (b)                   44,200       1,271

OIL WELL EQUIPMENT & SERVICE 4.6%
Energy Ventures, Inc. (b)                  27,100       1,379
Falcon Drilling Company, Inc. (b)          35,800       1,405
Pride Petroleum Services, Inc. (b)         70,900       1,648
Seitel, Inc. (b)                           33,000       1,320
Smith International, Inc. (b)              34,000       1,526
                                                      -------
                                                        7,278
RETAIL - DISCOUNT & VARIETY 2.0%
Dollar Tree Stores, Inc. (b)               39,700       1,518
Mazel Stores, Inc. (b)                     70,000       1,575
                                                      -------
                                                        3,093
RETAIL - RESTAURANT 1.8%
PJ America, Inc. (b)                       79,900       1,438

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SMALL CAP FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
Papa John's International, Inc. (b)        42,600    $  1,438
                                                     --------
                                                        2,876
RETAIL - SPECIALTY 8.2%
Abercrombie & Fitch Company Class A (b)    22,900         378
Ethan Allen Corporation                    38,400       1,478
dELiA*s, Inc. (b)                          36,300         721
Eagle Hardware & Garden, Inc. (b)          45,100         936
K & G Men's Centers, Inc. (b)              62,100       1,615
Loehmann's Holdings, Inc. (b)              46,100       1,060
MSC Industrial Direct Company, Inc.
  Class A (b)                              32,900       1,217
Piercing Pagoda, Inc. (b)                  29,800         723
Stage Stores, Inc. (b)                     71,000       1,296
West Marine, Inc. (b)                      23,900         675
Williams-Sonoma, Inc. (b)                  54,700       1,990
Wilmar Industries, Inc. (b)                27,200         755
                                                     --------
                                                       12,844
SHOE & APPAREL MANUFACTURING 1.4%
Cutter & Buck, Inc. (b)                    88,200       1,025
Nautica Enterprises, Inc. (b)              47,200       1,192
                                                     --------
                                                        2,217
SOAP & CLEANING PREPARATION 1.0%
USA Detergents, Inc. (b)                   39,800       1,657

STEEL 0.5%
Steel Dynamics, Inc. (b)                   37,700         721

TELECOMMUNICATION EQUIPMENT 5.8%
Advanced Fibre Communications, Inc. (b)    16,600         923
Aspect Telecommunications Corporation (b)  18,400       1,168
Digital Microwave Corporation (b)          71,000       1,979
P-COM, Inc. (b)                            60,600       1,795
Powerwave Technologies, Inc. (b)          100,400       1,468
Premisys Communications, Inc. (b)          12,300         415
Verilink Corporation (b)                   40,600       1,350
                                                     --------
                                                        9,098
TELECOMMUNICATION SERVICE 2.4%
Pacific Gateway Exchange, Inc. (b)         68,400       2,497
West TeleServices Corporation (b)          55,200       1,256
                                                     --------
                                                        3,753
                                                     --------
TOTAL COMMON STOCKS (COST $133,013)                   145,142

SHORT-TERM INVESTMENTS (a) 7.5%
COMMERCIAL PAPER 0.6%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc., 5.53%             $   597         597
Southwestern Bell Telephone Company, 5.49%    342         342
Wisconsin Electric Power Company, 5.55%        17          17
                                                     --------
                                                          956
REPURCHASE AGREEMENT 6.9%
Cantor Fitzgerald & Company, Inc., 6.30%,
  Due 1/02/97 (d)                          10,900      10,900
                                                     --------
TOTAL SHORT-TERM INVESTMENTS (COST $11,856)            11,856
                                                     --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $144,869) 99.9%                               156,998
Other Assets and Liabilities, Net 0.1%                     61
                                                     --------
NET ASSETS 100.0%                                    $157,059
                                                     ========

                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
--------------------------------------------------------------------------------
United States .......................................  95.5%
Ireland .............................................   1.9
Canada ..............................................   1.0
United Kingdom ......................................   0.8
Israel ..............................................   0.7
Other Assets and Liabilities, Net ...................   0.1
                                                      ------
Total                                                 100.0%
                                                      ======

--------------------------------------------------------------------------------
STRONG DISCOVERY FUND
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 92.3%
AEROSPACE & DEFENSE 0.7%
Boeing Company                             11,500     $ 1,223
Hexcel Corporation (b)                    138,300       2,248
                                                      -------
                                                        3,471
AIRLINE 0.2%
Atlas Air, Inc. (b)                        20,000         955

AUTOMOBILE 0.3%
General Motors Corporation                 30,000       1,673

BANK - MONEY CENTER 2.3%
BankAmerica Corporation                    28,150       2,808
Chase Manhattan Corporation                50,453       4,503
Citicorp                                   43,400       4,470
                                                      -------
                                                       11,781
BANK - REGIONAL 0.2%
First Bank System, Inc.                    13,800         942

BROKERAGE & INVESTMENT MANAGEMENT 0.1%
The Quick & Reilly Group, Inc.             21,300         636

COMMERCIAL SERVICE 7.4%
Accustaff, Inc. (b)                       559,100      11,811
Bacou U.S.A., Inc. (b)                    174,300       2,898
Consolidated Graphics, Inc. (b)           180,000      10,080
Getty Communications PLC
  Sponsored ADR (b)                       186,400       2,796
Interim Services, Inc. (b)                 90,000       3,195
Manpower, Inc.                             29,600         962
PIA Merchandising Services, Inc. (b)      280,000       2,940
Pittston Company Brinks Group              50,000       1,350
Sensormatic Electronics Corporation        20,000         335
Universal Outdoor Holdings, Inc. (b)       55,000       1,292
Vallen Corporation (b)                     33,800         562
                                                      -------
                                                       38,221
COMPUTER - MAINFRAME 1.7%
International Business Machines
  Corporation                              57,800       8,728

COMPUTER - PERIPHERAL EQUIPMENT 0.7%
Creative Technology, Ltd. (b)             214,000       2,515
Micros Systems, Inc. (b)                    6,200         191
U.S. Robotics, Inc. (b)                    15,000       1,080
                                                      -------
                                                        3,786
COMPUTER SERVICE 1.3%
National Techteam, Inc. (b)                96,800       1,936
Sykes Enterprises, Inc. (b)               120,000       4,500
                                                      -------
                                                        6,436
COMPUTER SOFTWARE 2.6%
Ascend Communications, Inc. (b)             2,100         130
BroadVision, Inc. (b)                      69,500         547
Cisco Systems, Inc. (b)                    31,000       1,972
Computer Associates International, Inc.    49,600       2,468
FileNet Corporation (b)                    28,100         899
IA Corporation (b)                         68,300         401
McAfee Associates, Inc. (b)                77,000       3,388
OneWave, Inc. (b)                          63,100         493
Phoenix International, Inc. (b)            17,150         296
Select Software Tools, Ltd.
  Sponsored ADR (b)                        27,700         506
Sterling Commerce, Inc. (b)                37,100       1,308
TriTeal Corporation (b)                    35,200         748
                                                      -------
                                                       13,156
DIVERSIFIED OPERATIONS 0.1%
Minnesota Mining & Manufacturing Company    5,000         414

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.2%
Harmonic Lightwaves, Inc. (b)              23,300         358

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 1996
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
Universal Electronics, Inc. (b)           107,000     $   589
                                                      -------
                                                          947
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.7%
Cypress Semiconductor, Inc. (b)            20,000         283
Intel Corporation                          69,700       9,126
Motorola, Inc.                             25,000       1,534
SDL, Inc. (b)                              10,000         262
Texas Instruments, Inc.                    19,900       1,269
Uniphase Corporation (b)                   24,700       1,297
                                                      -------
                                                       13,771
FINANCE - MISCELLANEOUS 1.0%
American Express Company                   69,400       3,921
Checkfree Corporation (b)                  27,000         462
MoneyGram Payment Systems, Inc. (b)        48,500         643
                                                      -------
                                                        5,026
HEALTHCARE - BIOMEDICAL/GENETIC 0.1%
Ortec International, Inc.
  (Acquired 10/21/96; Cost $525)(b)(c)     80,000         664

HEALTHCARE - DRUG/DIVERSIFIED 2.8%
Halsey Drug Company, Inc. (b)             812,660       4,978
Halsey Drug Company, Inc.
  (Acquired 10/01/96; Cost $9)(b)(c)        2,820          15
Eli Lilly & Company                        15,000       1,095
Pharmacia & Upjohn, Inc.                  213,000       8,440
                                                      -------
                                                       14,528
HEALTHCARE - INSTRUMENTATION 0.2%
FemRx, Inc. (b)                           241,400       1,086

HEALTHCARE - MEDICAL SUPPLY 9.4%
Bergen Brunswig Corporation Class A        80,000       2,280
Cohr, Inc. (b)                            111,100       2,999
Dentsply International, Inc.               93,000       4,417
Foxmeyer Health Corporation (b)         1,404,600       2,282
Laboratory Corporation of America
  Holdings Warrants, Expire 4/28/00(b)     30,414           3
McKesson Corporation                      330,000      18,480
NCS Healthcare, Inc. Class A (b)           96,100       2,799
Omnicare, Inc.                             40,000       1,285
Steris Corporation (b)                     20,000         870
Suburban Ostomy Supply Company, Inc.(b)   430,400       5,917
Sybron International Corporation (b)      213,900       7,058
                                                      -------
                                                       48,390
HEALTHCARE - PATIENT CARE 3.0%
American Healthcorp, Inc. (b)              16,600         193
Humana, Inc. (b)                           89,500       1,711
Renal Treatment Centers, Inc. (b)          30,000         765
United Dental Care, Inc. (b)              415,200      12,612
                                                      -------
                                                       15,281
HEALTHCARE - PRODUCT 0.3%
Sabratek Corporation (b)                   90,000       1,429

HOUSEHOLD - APPLIANCES & FURNISHINGS 1.2%
Fedders Corporation Class A               440,000       2,200
Harman International Industries, Inc.      62,000       3,449
Newell Companies, Inc.                     15,000         472
                                                      -------
                                                        6,121
HOUSING RELATED 0.9%
Diamond Home Services, Inc. (b)           150,000       4,125
Royal Plastics Group, Ltd. (b)             28,200         525
                                                      -------
                                                        4,650
INSURANCE - LIFE 0.2%
Conseco, Inc.                              15,000         956

INSURANCE - MULTI-LINE 0.4%
MGIC Investment Corporation                30,000       2,280

LEISURE PRODUCT 1.3%
Custom Chrome, Inc. (b)                   150,000       3,019
Harley-Davidson, Inc.                      32,100       1,509
Mattel, Inc.                               35,000         971
SCP Pool Corporation (b)                   58,400       1,212
                                                      -------
                                                        6,711
LEISURE SERVICE 3.3%
Candlewood Hotel Company, Inc. (b)        148,800       1,432
Circus Circus Enterprises, Inc. (b)       189,925       6,529
The Walt Disney Company                    24,050       1,674
Hilton Hotels Corporation                  25,000         653
La Quinta Inns, Inc.                      100,000       1,913
Red Roof Inns, Inc. (b)                   259,600       4,024
Sholodge, Inc. (b)                         68,900         930
                                                      -------
                                                       17,155
MACHINE TOOL 0.5%
Applied Power, Inc.                        64,700       2,564

MACHINERY - MISCELLANEOUS 1.0%
Greenwich Air Services, Inc. (b)          235,000       5,229

MEDIA - RADIO/TV 1.1%
American Radio Systems Corporation
  Class A (b)                              30,000         817
Clear Channel Communications, Inc. (b)     32,800       1,185
Comcast Corporation Class A                26,200         467
Tele Communications, Inc. Class A (b)      60,000         784
Young Broadcasting, Inc. Class A (b)       81,600       2,387
                                                      -------
                                                        5,640
NATURAL GAS DISTRIBUTION 0.3%
Enron Corporation                           9,900         427
WICOR, Inc.                                29,700       1,065
                                                      -------
                                                        1,492
OFFICE AUTOMATION 4.0%
Danka Business Systems PLC Sponsored ADR  570,000      20,164
Xerox Corporation                           6,800         358
                                                      -------
                                                       20,522
OIL - NORTH AMERICAN EXPLORATION &
  PRODUCTION 10.9%
Barrett Resources Corporation (b)          14,200         605
Chesapeake Energy Corporation (b)          60,000       3,338
Flores & Rucks, Inc. (b)                  488,100      25,991
Nuevo Energy Company (b)                   20,000       1,040
Triton Energy, Ltd. (b)                    77,000       3,735
Union Pacific Resources Group, Inc.       730,600      21,370
                                                      -------
                                                       56,079
OIL WELL EQUIPMENT & SERVICE 4.7%
Cooper Cameron Corporation (b)             69,100       5,286
Global Marine, Inc. (b)                    90,000       1,856
Marine Drilling Companies, Inc. (b)        23,700         467
Nabors Industries, Inc. (b)               184,100       3,544
National-Oilwell, Inc. (b)                 26,025         800
Noble Drilling Corporation (b)            350,000       6,956
Oceaneering International, Inc. (b)        89,950       1,428
Rowan Companies, Inc. (b)                  55,700       1,260
Schlumberger, Ltd.                         15,000       1,498
3DX Technologies, Inc. (b)                 81,700         899
                                                      -------
                                                       23,994
PAPER & FOREST PRODUCTS 0.0%
Buckeye Cellulose Corporation (b)           9,500         253

PERSONAL & COMMERCIAL LENDING 2.1%
Associates First Capital Corporation      115,000       5,074
Household International, Inc.              50,000       4,613
Mercury Finance Company                   100,000       1,225
                                                      -------
                                                       10,912
RAILROAD 0.8%
Burlington Northern Santa Fe Corporation   50,001       4,319

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG DISCOVERY FUND (continued)
                                         SHARES OR      VALUE
                                         PRINCIPAL     (NOTE 2)
                                          AMOUNT    (In Thousands)
--------------------------------------------------------------------------------
REAL ESTATE 0.1%
Signature Resorts, Inc. (b)                11,600    $    409

RETAIL - DEPARTMENT STORE 0.8%
Federated Department Stores, Inc. (b)     120,000       4,095

RETAIL - DISCOUNT & VARIETY 1.5%
Consolidated Stores Corporation (b)       156,250       5,020
Stein Mart, Inc. (b)                      125,000       2,531
                                                     --------
                                                        7,551
RETAIL - DRUG STORE 1.4%
Revco D.S., Inc. (b)                       90,000       3,330
Rite Aid Corporation                       95,000       3,776
                                                     --------
                                                        7,106
RETAIL - RESTAURANT 4.3%
Casa Ole Restaurants, Inc. (b)            117,900       1,091
Longhorn Steaks, Inc. (b)                 135,000       2,548
McDonald's Corporation                     83,000       3,756
Quality Dining, Inc. (b)                  575,725      10,291
Rainforest Cafe, Inc. (b)                 197,200       4,634
                                                     --------
                                                       22,320
RETAIL - SPECIALTY 9.5%
CUC International, Inc. (b)               567,400      13,476
Central Garden & Pet Company (b)          345,000       7,267
Corporate Express, Inc. (b)               157,400       4,633
The Home Depot, Inc.                       85,900       4,306
MSC Industrial Direct Company, Inc.
  Class A (b)                              49,050       1,815
Movie Gallery, Inc. (b)                   710,000       9,230
OfficeMax, Inc. (b)                       400,200       4,252
Wilmar Industries, Inc. (b)                60,000       1,665
Zale Corporation (b)                      109,600       2,096
                                                     --------
                                                       48,740
SAVINGS & LOAN 1.0%
TCF Financial Corporation                 118,550       5,157

TELECOMMUNICATION EQUIPMENT 1.3%
Aware, Inc. (b)                            29,700         301
Belden, Inc.                               78,250       2,895
Cascade Communications Corporation (b)     25,000       1,378
Loral Space & Communications (b)          110,200       2,025
Scientific-Atlanta, Inc.                   15,100         227
                                                     --------
                                                        6,826
TELECOMMUNICATION SERVICE 0.2%
U.S. West, Inc. Media Group (b)            51,500         953

TELEPHONE 0.5%
Cincinnati Bell, Inc.                      37,900       2,336

TOBACCO 0.5%
Philip Morris Companies, Inc.              24,700       2,782

TRANSPORTATION SERVICE 1.2%
Coach USA, Inc. (b)                       120,000       3,480
Hub Group, Inc. Class A (b)                94,100       2,517
                                                     --------
                                                        5,997
                                                     --------
TOTAL COMMON STOCKS (COST $447,870)                   474,470

CONVERTIBLE PREFERRED STOCKS 0.3%
Nuevo Financing 5.75% (COST $1,250)        25,000       1,341

CONVERTIBLE BONDS 0.2%
Halsey Drug Company, Inc. Subordinated
  Debentures, 10.00%, Due 8/06/01
  (Acquired 8/05/96; COST $588) (c)          $600       1,018

SHORT-TERM INVESTMENTS (a) 0.1%
COMMERCIAL PAPER 0.1%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial
  Services, Inc., 5.51%                        12          12
Johnson Controls, Inc., 5.53%                 355         355
                                                     --------
TOTAL SHORT-TERM INVESTMENTS (COST $367)                  367
                                                     --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $450,075) 92.9%                               477,196
Other Assets and Liabilities, Net 7.1%                 36,597
                                                     --------
NET ASSETS 100.0%                                    $513,793
                                                     ========

TRANSACTIONS WITH AFFILIATED COMPANIES
--------------------------------------

                                    REALIZED        DIVIDEND
                                    GAIN/LOSS        INCOME      MARKET VALUE
AFFILIATE                        (In Thousands)  (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Foxmeyer Health Corporation         ($   58)          $--          $2,282
Halsey Drug Company, Inc.                (5)           --           6,011
Movie Gallery, Inc.                    (158)           --           9,230
PIA Merchandising Services, Inc.        173            --           2,940
Parlux Fragrances, Inc.              (7,461)           --              --
Sheridan Healthcare, Inc.            (2,242)           --              --


                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
--------------------------------------------------------------------------------
United States ......................................   87.7%
United Kingdom .....................................    4.6
Singapore ..........................................    0.5
Canada .............................................    0.1
Other Assets and Liabilities, Net ..................    7.1
                                                      ------
Total                                                 100.0%
                                                      ======


LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.
(d) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.

                       See notes to financial statements.

STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------------------------------------------------------
For the Year Ended December 31, 1996                                                          (In Thousands)
                                                                               STRONG             STRONG              STRONG
                                                                             VALUE FUND      OPPORTUNITY FUND       GROWTH FUND
                                                                             ----------      ----------------       -----------
INCOME:
   Dividends                                                                 $    419            $ 17,944            $  7,582
   Interest                                                                       496              11,042               3,947
                                                                             --------            --------            --------
   Total Income                                                                   915              28,986              11,529
EXPENSES:
   Investment Advisory Fees                                                       303              15,841              10,356
   Custodian Fees                                                                   9                 267                 113
   Shareholder Servicing Costs                                                     78               3,114               2,426
   Reports to Shareholders                                                         27                 599                 651
   Federal and State Registration Fees                                             29                 252                 369
   Other                                                                           12                 152                  46
                                                                             --------            --------            --------
   Total Expenses                                                                 458              20,225              13,961
                                                                             --------            --------            --------
NET INVESTMENT INCOME (LOSS)                                                      457               8,761              (2,432)
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                   69             198,339              68,160
     Futures Contracts, Options and Forward Foreign Currency Contracts             --              (5,822)               (756)
     Foreign Currencies                                                            --                  (1)                 --
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                3,022              62,427              87,467
     Forward Foreign Currency Contracts                                            --                (600)                 (2)
     Foreign Currencies                                                            --                  (9)                 --
                                                                             --------            --------            --------
NET GAIN                                                                        3,091             254,334             154,869
                                                                             --------            --------            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $  3,548            $263,095            $152,437
                                                                             ========            ========            ========

                                                                            STRONG COMMON      STRONG SMALL           STRONG
                                                                             STOCK FUND          CAP FUND         DISCOVERY FUND
                                                                             ----------          --------         --------------
INCOME:
   Dividends                                                                 $  9,694            $    130            $  2,318
   Interest                                                                     7,097                 473               3,467
                                                                             --------            --------            --------
   Total Income                                                                16,791                 603               5,785
EXPENSES:
   Investment Advisory Fees                                                    11,499                 721               5,503
   Custodian Fees                                                                 211                  37                 166
   Shareholder Servicing Costs                                                  1,391                 185               1,402
   Reports to Shareholders                                                        239                  55                 297
   Federal and State Registration Fees                                            101                  64                 102
   Other                                                                          116                  17                  71
                                                                             --------            --------            --------
   Total Expenses                                                              13,557               1,079               7,541
                                                                             --------            --------            --------
NET INVESTMENT INCOME (LOSS)                                                    3,234                (476)             (1,756)
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                              174,446              (9,983)             27,383
     Futures Contracts, Options and Forward Foreign Currency Contracts         (4,808)                 --             (12,867)
     Foreign Currencies                                                            --                  --                  (2)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                               43,486              12,129              (4,067)
     Futures Contracts and Forward Foreign Currency Contracts                    (548)                 --              (3,448)
     Foreign Currencies                                                            (4)                 --                  (4)
                                                                             --------            --------            --------
NET GAIN                                                                      212,572               2,146               6,995
                                                                             --------            --------            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $215,806            $  1,670            $  5,239
                                                                             ========            ========            ========

26

                                                  See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------------------------------------------------------
December 31, 1996                                                                (In Thousands, Except Per Share Amounts)
                                                                               STRONG             STRONG              STRONG
                                                                             VALUE FUND      OPPORTUNITY FUND       GROWTH FUND
                                                                             ----------      ----------------       -----------
ASSETS:
   Investments in Securities, at Value (Cost of $55,761,
     $1,473,418 and $1,093,374, respectively)                               $   58,783          $1,771,626          $1,309,812
   Receivable from Brokers for Securities Sold                                     112               1,609              18,924
   Receivable for Fund Shares Sold                                                   7                 250                 178
   Dividends and Interest Receivable                                                56               2,003                 865
   Other Assets                                                                     26               1,606                  57
                                                                            ----------          ----------          ----------
   Total Assets                                                                 58,984           1,777,094           1,329,836

LIABILITIES:
   Payable to Brokers for Securities Purchased                                   3,390               4,970              20,027
   Payable for Fund Shares Redeemed                                                 16                 713                 192
   Accrued Operating Expenses and Other Liabilities                                 83               1,841               1,460
                                                                            ----------          ----------          ----------
   Total Liabilities                                                             3,489               7,524              21,679
                                                                            ----------          ----------          ----------
NET ASSETS                                                                  $   55,495          $1,769,570          $1,308,157
                                                                            ==========          ==========          ==========

Capital Shares Outstanding (Unlimited Number Authorized)                         4,806              50,180              70,704

NET ASSET VALUE PER SHARE                                                       $11.55              $35.26              $18.50
                                                                                ======              ======              ======





                                                                            STRONG COMMON      STRONG SMALL           STRONG
                                                                             STOCK FUND          CAP FUND         DISCOVERY FUND
                                                                             ----------          --------         --------------
ASSETS:
   Investments in Securities, at Value (Cost of $1,051,534,
     $144,869 and $450,075, respectively)                                   $1,247,479          $  156,998          $  477,196
   Receivable from Brokers for Securities Sold                                   5,088                  --              37,169
   Receivable for Fund Shares Sold                                                  --                 349                   4
   Dividends and Interest Receivable                                               611                 171               4,168
   Other Assets                                                                     --                  31                  49
                                                                            ----------          ----------          ----------
   Total Assets                                                              1,253,178             157,549             518,586

LIABILITIES:
   Payable to Brokers for Securities Purchased                                   5,652                 113               4,141
   Payable for Fund Shares Redeemed                                                 33                 167                  74
   Accrued Operating Expenses and Other Liabilities                              3,847                 210                 578
                                                                            ----------          ----------          ----------
   Total Liabilities                                                             9,532                 490               4,793
                                                                            ----------          ----------          ----------
NET ASSETS                                                                  $1,243,646          $  157,059          $  513,793
                                                                            ==========          ==========          ==========

Capital Shares Outstanding (Unlimited Number Authorized)                        61,449              13,002              29,439

NET ASSET VALUE PER SHARE                                                       $20.24              $12.08              $17.45
                                                                                ======              ======              ======

                                                                                                                                27
                                                  See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         (In Thousands)

                                                  STRONG
                                                VALUE FUND           STRONG OPPORTUNITY FUND              STRONG GROWTH FUND
                                               -------------     ------------------------------     ------------------------------
                                                YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                               DEC. 31, 1996     DEC. 31, 1996    DEC. 31, 1995     DEC. 31, 1996    DEC. 31, 1995
                                               -------------     -------------    -------------     -------------    -------------
                                                 (NOTE 1)
OPERATIONS:
  Net Investment Income (Loss)                  $      457        $    8,761       $    7,106       ($    2,432)      ($  1,860)
  Net Realized Gain                                     69           192,516           67,590            67,404           8,083
  Change in Unrealized
   Appreciation/Depreciation                         3,022            61,818          186,713            87,465         122,479
                                                ----------        ----------       ----------        ----------        --------
  Increase in Net Assets
   Resulting from Operations                         3,548           263,095          261,409           152,437         128,702

CAPITAL SHARE TRANSACTIONS                          52,403           363,928          329,001           546,016         426,979

DISTRIBUTIONS:
  From Net Investment Income                          (456)           (8,761)          (7,106)               --              --
  In Excess of Net Investment Income                    --            (2,559)            (420)           (1,456)         (1,160)
  From Net Realized Gains                               --          (173,793)         (60,924)          (31,662)         (6,171)
  In Excess of Net Realized Gains                       --                --               --                --         (11,537)
                                                ----------        ----------       ----------        ----------        --------
TOTAL INCREASE IN NET ASSETS                        55,495           441,910          521,960           665,335         536,813

NET ASSETS:
   Beginning of Year                                    --         1,327,660          805,700           642,822         106,009
                                                ----------        ----------       ----------        ----------        --------
   End of Year                                  $   55,495        $1,769,570       $1,327,660        $1,308,157        $642,822
                                                ==========        ==========       ==========        ==========        ========




                                                                                  STRONG SMALL
                                                  STRONG COMMON STOCK FUND          CAP FUND             STRONG DISCOVERY FUND
                                               -------------------------------    -------------     ------------------------------
                                                YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                               DEC. 31, 1996     DEC. 31, 1995    DEC. 31, 1996     DEC. 31, 1996    DEC. 31, 1995
                                               -------------     -------------    -------------     -------------    -------------
                                                                                    (NOTE 1)
OPERATIONS:
  Net Investment Income (Loss)                  $    3,234        $    4,919      ($      476)      ($    1,756)       ($  1,909)
  Net Realized Gain (Loss)                         169,638           142,556           (9,983)           14,514           96,222
  Change in Unrealized
   Appreciation/Depreciation                        42,934           106,914           12,129            (7,519)          44,159
                                                ----------        ----------       ----------        ----------         --------
  Increase in Net Assets
   Resulting from Operations                       215,806           254,389            1,670             5,239          138,472

CAPITAL SHARE TRANSACTIONS                         155,515           129,341          157,492           (36,233)         133,177

DISTRIBUTIONS:
  From Net Investment Income                        (3,234)           (4,919)              --                --               --
  In Excess of Net Investment Income                (3,023)             (729)          (2,103)          (35,615)          (2,868)
  From Net Realized Gains                         (182,428)         (107,197)              --           (18,658)         (58,131)
                                                ----------        ----------       ----------        ----------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            182,636           270,885          157,059           (85,267)         210,650

NET ASSETS:
  Beginning of Year                              1,061,010           790,125               --           599,060          388,410
                                                ----------        ----------       ----------        ----------         --------
  End of Year                                   $1,243,646        $1,061,010       $  157,059        $  513,793         $599,060
                                                ==========        ==========       ==========        ==========         ========

28

                                                   See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The accompanying financial statements represent the Strong Growth Funds, which include the following diversified, open-end management investment companies registered under the Investment Company Act of 1940:
         _ Strong Value Fund (a series of Strong Equity Funds, Inc.)
         _ Strong Opportunity Fund, Inc.
         _ Strong Growth Fund (a series of Strong Equity Funds, Inc.)
         _ Strong Common Stock Fund, Inc.
         _ Strong Small Cap Fund (a series of Strong Equity Funds, Inc.)
         _ Strong Discovery Fund, Inc.
     The Strong Value Fund and Strong Small Cap Fund commenced investment operations on January 2, 1996.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1996 were as follows (in thousands):

                                      STRONG             STRONG            STRONG COMMON       STRONG SMALL          STRONG
                                 OPPORTUNITY FUND      GROWTH FUND          STOCK FUND           CAP FUND        DISCOVERY FUND
                                 ----------------      -----------          ----------           --------        --------------
          Aggregate Cost            $47,155              $1,000               $23,983               $465             $1,122
          Aggregate Fair Value       47,357               1,000                24,309                465              1,697
          Percent of Net Assets        2.7%                0.1%                  2.0%               0.3%               0.3%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------
December 31, 1996

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar investments for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1996 were as follows (in thousands):

                                                                    STRONG                  STRONG                  STRONG
                                                                  VALUE FUND           OPPORTUNITY FUND           GROWTH FUND
                                                                  ----------           ----------------           -----------
     Capital Stock                                               $   52,403              $1,442,315              $1,074,422
     Undistributed Net Investment Income (Loss)                           1                   (294)                      91
     Undistributed Net Realized Gain                                     69                  29,350                  17,206
     Net Unrealized Appreciation                                      3,022                 298,199                 216,438
                                                                 ----------              ----------              ----------
                                                                 $   55,495              $1,769,570              $1,308,157
                                                                 ==========              ==========              ==========

                                                                 STRONG COMMON           STRONG SMALL               STRONG
                                                                  STOCK FUND               CAP FUND             DISCOVERY FUND
                                                                  ----------               --------             --------------
     Capital Stock                                               $1,021,673              $  157,492              $  505,838
     Undistributed Net Investment Income (Loss)                       (720)                       6                     __
     Undistributed Net Realized Gain (Loss)                          26,752                (12,568)                (19,162)
     Net Unrealized Appreciation                                    195,941                  12,129                  27,117
                                                                 ----------              ----------              ----------
                                                                 $1,243,646              $  157,059              $  513,793
                                                                 ==========              ==========              ==========

4.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds for the years ended December 31, 1996 and 1995 were as follows (in thousands):

                                          1996                   1995
                                          ----                   ----
                                    SHARES    DOLLARS      SHARES     DOLLARS
                                    ------    -------      ------     -------
     STRONG VALUE FUND
     Shares Sold                    5,736    $ 62,709
     Dividends Reinvested              39         443
     Shares Redeemed                 (969)    (10,749)
                                  -------    --------
                                    4,806    $ 52,403
                                  =======    ========

     STRONG OPPORTUNITY FUND
     Shares Sold                    20,032   $705,579     18,368     $563,647
     Dividends Reinvested           5,146     181,281      2,037       66,138
     Shares Redeemed              (14,803)   (522,932)    (9,679)    (300,784)
                                  -------    --------     ------     --------
                                   10,375    $363,928     10,726     $329,001
                                  =======    ========     ======     ========

     STRONG GROWTH FUND
     Shares Sold                   52,717    $942,711     41,849     $575,998
     Dividends Reinvested           1,753      32,540      1,180       18,423
     Shares Redeemed              (24,245)   (429,235)   (11,681)    (167,442)
                                  -------    --------    -------     --------
                                   30,225    $546,016     31,348     $426,979
                                  =======    ========    =======     ========

     STRONG COMMON STOCK FUND
     Shares Sold                    9,957    $206,140      9,453     $182,025
     Dividends Reinvested           9,121     184,686      5,653      110,159
     Shares Redeemed              (11,308)   (235,311)    (8,613)    (162,843)
                                  -------    --------     ------     --------
                                    7,770    $155,515      6,493     $129,341
                                  =======    ========     ======     ========
30

--------------------------------------------------------------------------------
4.   CAPITAL SHARE TRANSACTIONS (CONTINUED)
                                          1996                   1995
                                          ----                   ----
                                    SHARES    DOLLARS     SHARES      DOLLARS
                                    ------    -------     ------      -------
     STRONG SMALL CAP FUND
     Shares Sold                   19,415    $234,309
     Dividends Reinvested             170       2,045
     Shares Redeemed               (6,583)    (78,862)
                                   ------    --------
                                   13,002    $157,492
                                   ======    ========

     STRONG DISCOVERY FUND
     Shares Sold                   23,944    $418,430     21,180     $394,018
     Dividends Reinvested           3,134      53,029      3,156       59,230
     Shares Redeemed              (29,235)   (507,692)   (17,524)    (320,071)
                                  -------    --------     ------     --------
                                   (2,157)  ($ 36,233)     6,812     $133,177
                                  =======    ========     ======     ========


5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash reserves in money market funds sponsored and managed by Strong Capital Management, Inc., subject to certain limitations. The terms of such transactions are identical to those of non-related entitites except that, to aviod duplicate investment advisory fees, the Advisor remits to each Fund an amount equal to all fees otherwise due to them under their investment advisory agreement for the assets invested in such money market funds.

     Certain information regarding related party transactions for the year ended December 31, 1996 is as follows (in thousands):

                                                                    STRONG                  STRONG                  STRONG
                                                                  VALUE FUND           OPPORTUNITY FUND           GROWTH FUND
                                                                  ----------           ----------------           -----------
     Payable to Advisor at December 31, 1996                          $47                  $1,612                  $1,183
     Other Shareholder Servicing Expenses Paid to Advisor               1                      46                      45
     Unaffiliated Directors' Fees                                       1                      22                      12

                                                                 STRONG COMMON           STRONG SMALL               STRONG
                                                                  STOCK FUND               CAP FUND             DISCOVERY FUND
                                                                  ----------               --------             --------------
     Payable to Advisor at December 31, 1996                       $1,063                    $131                    $462
     Other Shareholder Servicing Expenses Paid to Advisor              28                       4                      26
     Unaffiliated Directors' Fees                                      18                       1                      11

6.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term  securities during the year ended December 31, 1996 were as follows (in thousands):
                                                                    STRONG                  STRONG                  STRONG
                                                                  VALUE FUND           OPPORTUNITY FUND           GROWTH FUND
                                                                  ----------           ----------------           -----------
    Purchases:
       U.S. Government and Agency                                   $    --               $       --               $       --
       Other                                                         64,606                1,618,452                3,293,445

     Sales:
       U.S. Government and Agency                                        --                       --                       --
       Other                                                         21,291                1,432,236                2,820,082

                                                                 STRONG COMMON           STRONG SMALL               STRONG
                                                                  STOCK FUND               CAP FUND             DISCOVERY FUND
                                                                  ----------               --------             --------------
    Purchases:
       U.S. Government and Agency                                  $     --                $  3,514               $  684,659
       Other                                                        931,274                 434,342                3,367,354

     Sales:
       U.S. Government and Agency                                        --                   3,243                  787,438
       Other                                                        949,390                 289,047                3,352,884

                                                                                                                                31

--------------------------------------------------------------------------------
December 31, 1996

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost and gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2004) for Federal income tax purposes were as follows (in thousands):

                                                                 STRONG                    STRONG                 STRONG
                                                                VALUE FUND            OPPORTUNITY FUND          GROWTH FUND
                                                                ----------            ----------------          -----------
     Aggregate Investment Cost                                  $   55,771               $1,475,787             $1,108,018
                                                                ==========               ==========             ==========
     Aggregate Unrealized:
       Appreciation                                             $    3,762               $  332,360             $  215,256
       Depreciation                                                   (750)                 (36,521)               (13,462)
                                                                ----------               ----------             ----------
                                                                $    3,012               $  295,839             $  201,794
                                                                ==========               ==========             ==========

     Capital Loss Carryovers                                           __                       __                     __
                                                                ==========               ==========             ==========


                                                               STRONG COMMON          STRONG SMALL             STRONG
                                                                STOCK FUND              CAP FUND           DISCOVERY FUND
                                                                ----------              --------           --------------
     Aggregate Investment Cost                                  $1,054,693               $  144,895             $  451,528
                                                                ==========               ==========             ==========
     Aggregate Unrealized:
       Appreciation                                             $  242,973               $   18,783             $   54,626
       Depreciation                                                (50,187)                  (6,680)               (28,958)
                                                                ----------               ----------             ----------
                                                                $  192,786               $   12,103             $   25,668
                                                                ==========               ==========             ==========

     Capital Loss Carryovers                                           __                $    6,669             $   17,680
                                                                ==========               ==========             ==========


     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 1996, which are designated as qualifying for the dividends-received deduction are Strong Value Fund 83.5%, Strong Opportunity Fund 57.0%, Strong Growth Fund 100.0%, Strong Common Stock Fund 16.5%, Strong Small Cap Fund 5.6%, and Strong Discovery Fund 3.4%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG VALUE FUND                         12-31-96
                                          --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                      0.13
   Net Realized and Unrealized Gains
      on Investments                          1.55
                                         ---------
Total from Investment Operations              1.68
LESS DISTRIBUTIONS:
   From Net Investment Income                (0.13)
                                         ---------
Total Distributions                          (0.13)
                                         ---------
NET ASSET VALUE, END OF PERIOD           $   11.55
                                         =========

TOTAL RETURN                                +16.8%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands) $  55,495
Ratio of Expenses to Average Net Assets       1.5%
Ratio of Net Investment Income to
  Average Net Assets                          1.5%
Portfolio Turnover Rate                      89.5%
Average Commission Rate Paid(b)          $  0.0513


STRONG OPPORTUNITY FUND                    12-31-96     12-31-95     12-31-94     12-31-93    12-31-92     12-31-91
                                           --------     --------     --------     --------    --------     --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    33.35   $    27.71    $   28.23    $   24.70   $   21.24    $   16.29
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                       0.20         0.20         0.13         0.06        0.06         0.21
   Net Realized and Unrealized Gains
      (Losses) on Investments                  5.78         7.28         0.76         5.10        3.62         4.93
                                         ----------   ----------    ---------    ---------   ---------    ---------
Total from Investment Operations               5.98         7.48         0.89         5.16        3.68         5.14
LESS DISTRIBUTIONS:
   From Net Investment Income                 (0.20)       (0.20)       (0.13)       (0.06)      (0.06)       (0.19)
   In Excess of Net Investment Income         (0.05)       (0.01)          --           --          --           --
   From Net Realized Gains                    (3.82)       (1.63)       (1.28)       (1.57)      (0.16)          --
   Return of Capital                             --           --           --           --          --           --
                                         ----------   ----------    ---------    ---------   ---------    ---------
Total Distributions                           (4.07)       (1.84)       (1.41)       (1.63)      (0.22)       (0.19)
                                         ----------   ----------    ---------    ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD           $    35.26   $    33.35    $   27.71    $   28.23   $   24.70    $   21.24
                                         ==========   ==========    =========    =========   =========    =========

TOTAL RETURN                                 +18.1%       +27.3%        +3.2%       +21.2%      +17.4%       +31.7%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands) $1,769,570   $1,327,660    $ 805,700    $ 443,503   $ 193,208    $ 159,667
Ratio of Expenses to Average Net Assets        1.3%         1.3%         1.4%         1.4%        1.5%         1.7%
Ratio of Net Investment Income to
  Average Net Assets                           0.6%         0.7%         0.5%         0.2%        0.3%         1.1%
Portfolio Turnover Rate                      103.3%        92.5%        59.2%       109.1%      138.5%       270.5%
Average Commission Rate Paid(b)          $   0.0503



STRONG OPPORTUNITY FUND (continued)        12-31-90     12-31-89     12-31-88      12-31-87
                                           --------     --------     --------      --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  19.21     $   16.90   $   15.87    $   15.99
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                       0.63          0.84        1.35         0.27
   Net Realized and Unrealized Gains
      (Losses) on Investments                 (2.77)         2.31        1.23         1.65
                                           ---------    ---------   ---------    ---------
Total from Investment Operations              (2.14)         3.15        2.58         1.92
LESS DISTRIBUTIONS:
   From Net Investment Income                 (0.74)        (0.68)      (1.37)       (0.24)
   In Excess of Net Investment Income            --            --          --           --
   From Net Realized Gains                    (0.04)        (0.16)         --        (1.80)
   Return of Capital                             --            --       (0.18)          --
                                           ---------    ---------   ---------    ---------
Total Distributions                           (0.78)        (0.84)      (1.55)       (2.04)
                                           ---------    ---------   ---------    ---------
NET ASSET VALUE, END OF PERIOD             $  16.29     $   19.21   $   16.90    $   15.87
                                           ========     =========   =========    =========

TOTAL RETURN                                - 11.3%        +18.5%      +16.5%       +11.9%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)   $131,919     $ 205,043   $ 157,353    $ 153,573
Ratio of Expenses to Average Net Assets        1.7%          1.6%        1.6%         1.5%
Ratio of Net Investment Income to
  Average Net Assets                           3.3%          4.3%        7.4%         1.7%
Portfolio Turnover Rate                      275.0%        305.6%      352.4%       371.2%
Average Commission Rate Paid(b)


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.

--------------------------------------------------------------------------------
STRONG GROWTH FUND                         12-31-96     12-31-95     12-31-94
                                           --------     --------     --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    15.88   $   11.61      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss                        (0.03)      (0.04)           --
   Net Realized and Unrealized Gains
      on Investments                           3.13        4.79          1.72
                                         ----------   ---------      --------
Total from Investment Operations               3.10        4.75          1.72
LESS DISTRIBUTIONS:
   From Net Investment Income                    --          --            --
   In Excess of Net Investment Income         (0.02)      (0.03)        (0.11)
   From Net Realized Gains                    (0.46)      (0.16)           --
   In Excess of Net Realized Gains               --       (0.29)           --
                                         ----------   ---------      --------
Total Distributions                           (0.48)      (0.48)        (0.11)
                                         ----------   ---------      --------
NET ASSET VALUE, END OF PERIOD           $    18.50   $   15.88      $  11.61
                                         ==========   =========      ========

TOTAL RETURN                                 +19.5%      +41.0%        +17.3%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands) $1,308,157   $ 642,822      $106,009
Ratio of Expenses to Average Net Assets        1.3%        1.4%          1.6%
Ratio of Net Investment Income to
  Average Net Assets                          (0.2%)      (0.5%)        (0.1%)
Portfolio Turnover Rate                      294.9%      321.2%        385.8%
Average Commission Rate Paid(b)          $   0.0478


STRONG COMMON STOCK FUND                   12-31-96     12-31-95     12-31-94     12-31-93     12-31-92     12-31-91     12-31-90
                                           --------     --------     --------     --------     --------     --------     --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    19.77  $     16.74   $   17.94    $   15.07   $    12.84     $  10.02     $  10.00
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                0.06         0.11        0.04         0.04         0.03        (0.02)        0.07
   Net Realized and Unrealized Gains
      (Losses) on Investments                  3.87         5.25       (0.13)        3.74         2.59         5.42         0.03
                                         ----------  -----------   ----------   ---------   ----------     ---------     --------
Total from Investment Operations               3.93         5.36       (0.09)        3.78         2.62         5.40         0.10
LESS DISTRIBUTIONS:

   From Net Investment Income                 (0.06)       (0.10)      (0.04)       (0.04)       (0.01)          --        (0.08)
   In Excess of Net Investment Income         (0.05)       (0.02)         --           --           --           --           --
   From Net Realized Gains                    (3.35)       (2.21)      (1.07)       (0.87)       (0.38)(c)    (2.58)(d)       --
                                         ----------  -----------   ----------   ---------   ----------     ---------     --------
Total Distributions                           (3.46)       (2.33)      (1.11)       (0.91)       (0.39)       (2.58)       (0.08)
                                         ----------  -----------   ----------   ---------   ----------     ---------     --------
NET ASSET VALUE, END OF PERIOD           $    20.24  $     19.77   $   16.74    $   17.94   $    15.07     $  12.84     $  10.02
                                         ==========  ===========   =========    =========   ==========     ========     ========

TOTAL RETURN                                 +20.5%       +32.4%       -0.5%       +25.2%       +20.8%       +57.1%        +1.0%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands) $1,243,646  $1,061,010    $ 790,125    $ 762,086   $  179,113     $ 48,549     $  2,432
Ratio of Expenses to Average Net Assets        1.2%        1.2%         1.3%         1.4%         1.4%         2.0%         2.0%
Ratio of Net Investment Income to
  Average Net Assets                           0.3%        0.5%         0.3%         0.2%         0.1%        (0.5%)        0.9%
Portfolio Turnover Rate                       90.9%       91.5%        83.0%        80.9%       291.7%     2,460.7%       291.2%
Average Commission Rate Paid(b)           $  0.0456


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c)  Includes $0.22 ordinary income distribution for tax purposes.
(d)  Ordinary income distribution for tax purposes.

--------------------------------------------------------------------------------
STRONG SMALL CAP FUND                     12-31-96
                                          --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss                       (0.01)
   Net Realized and Unrealized Gains
      on Investments                          2.28
                                          --------
Total from Investment Operations              2.27
LESS DISTRIBUTIONS:
   In Excess of Net Investment Income        (0.19)
                                          --------
Total Distributions                          (0.19)
                                          --------
NET ASSET VALUE, END OF PERIOD            $  12.08
                                          ========

TOTAL RETURN                                +22.7%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)  $157,059
Ratio of Expenses to Average Net Assets       1.5%
Ratio of Net Investment Income to
  Average Net Assets                         (0.7%)
Portfolio Turnover Rate                     419.8%
Average Commission Rate Paid(b)           $ 0.0372


STRONG DISCOVERY FUND                     12-31-96     12-31-95     12-31-94      12-31-93     12-31-92     12-31-91
                                          --------     --------     --------      --------     --------     --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  18.96      $  15.67     $  18.05     $  16.01     $  17.49     $  12.51
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)              (0.15)        (0.05)        0.16        (0.01)       (0.06)          --
   Net Realized and Unrealized Gains
      (Losses) on Investments                 0.35          5.48        (1.17)        3.48         0.23         8.41
                                          --------      --------     --------     --------     --------     --------
Total from Investment Operations              0.20          5.43        (1.01)        3.47         0.17         8.41
LESS DISTRIBUTIONS:
   From Net Investment Income                   --           --         (0.11)          --           --           --
   In Excess of Net Investment Income        (1.12)        (0.10)       (0.58)       (0.45)          --           --
   From Net Realized Gains                   (0.59)        (2.04)       (0.68)       (0.98)       (1.65)(c)    (3.43)(d)
                                          --------      --------     --------     --------     --------     --------
Total Distributions                          (1.71)        (2.14)       (1.37)       (1.43)       (1.65)       (3.43)
                                          --------      --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD            $  17.45      $  18.96     $  15.67     $  18.05     $  16.01     $  17.49
                                          ========      ========     ========     ========     ========     ========

TOTAL RETURN                                 +1.5%        +34.8%        -5.7%       +22.2%        +1.9%       +67.6%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)  $513,793      $599,060     $388,410     $301,789     $193,276     $162,499
Ratio of Expenses to Average Net Assets       1.4%          1.4%         1.5%         1.5%         1.5%         1.6%
Ratio of Net Investment Income to
  Average Net Assets                         (0.3%)        (0.4%)        0.7%        (0.2%)       (0.4%)        0.0%
Portfolio Turnover Rate                     792.8%        516.0%       606.1%       668.2%     1,258.6%     1,059.9%
Average Commission Rate Paid(b)           $ 0.0339

STRONG DISCOVERY FUND (continued)          12-31-90     12-31-89     12-31-88
                                           --------     --------     --------
SELECTED PER-SHARE DATA(a)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  13.18      $  11.44    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                0.27          0.30        0.95
   Net Realized and Unrealized Gains
      (Losses) on Investments                 (0.63)         2.43        1.49
                                           --------      --------    --------
Total from Investment Operations              (0.36)         2.73        2.44
LESS DISTRIBUTIONS:
   From Net Investment Income                 (0.31)        (0.28)      (0.97)
   In Excess of Net Investment Income            --            --          --
   From Net Realized Gains                       --         (0.71)      (0.03)
                                           --------      --------    --------
Total Distributions                           (0.31)        (0.99)      (1.00)
                                           --------      --------    --------
NET ASSET VALUE, END OF PERIOD             $  12.51      $  13.18    $  11.44
                                           ========      ========    ========

TOTAL RETURN                                  -2.7%        +24.0%      +24.5%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)   $ 56,260      $ 57,914     $13,648
Ratio of Expenses to Average Net Assets        1.9%          1.9%        2.0%
Ratio of Net Investment Income to
  Average Net Assets                           2.1%          2.4%       11.9%
Portfolio Turnover Rate                      493.9%        549.6%      441.6%
Average Commission Rate Paid(b)

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c)  Includes $1.50 ordinary income distribution for tax purposes.
(d)  Includes $0.83 ordinary income distribution for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Growth Funds

We have audited the accompanying statements of assets and liabilities of Strong Opportunity Fund, Inc., Strong Growth Fund (one of the portfolios constituting the Strong Equity Funds, Inc.), Strong Common Stock Fund, Inc. and Strong Discovery Fund, Inc., including the schedules of investments in securities, as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. We have also audited the accompanying statements of assets and liabilities of Strong Value Fund and Strong Small Cap Fund (two of the portfolios constituting the Strong Equity Funds, Inc.), including the schedules of investments in securities, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These Funds are collectively referred to herein as the "Strong Growth Funds." These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Growth Funds as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997

                             SHAREHOLDER PRIVILEGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE  PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                                    Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                 Milwaukee, WI
                                                                Permit No. 2652
                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                            or conduct a transaction,
                              CALL 1-800-368-3863.

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683


                             [PICTURE OF COMPUTER]
                              Strong Funds On-Line
                          http://www.strong-funds.com

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201

                                                                        4617A97